No. 333-213073

No. 811-23181

U. S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 16

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 19

DAVIS FUNDAMENTAL ETF TRUST

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

(1-520-806-7600)

Name and Address of Agent for Service:

Lisa Cohen

Vice President and Secretary

2949 E. Elvira Rd. Ste. 101

Tucson, AZ 85756

It is proposed that this filing will become effective (check appropriate box):

X	immediately upon filing pursuant to paragraph (b) of Rule 485 on , pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485
as soon as practicable after the effective date of this registration statement

Davis Select U.S. Equity ETF (DUSA)

Davis Select International ETF (DINT)

Davis Select Worldwide ETF (DWLD)

Davis Select Financial ETF (DFNL)

PROSPECTUS

February 29, 2024

Portfolios of Davis Fundamental ETF Trust are Actively Managed Exchange-Traded Funds

Principal U.S. Listing Exchange for each ETF: Cboe Global Markets, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Davis Select U.S. Equity ETF Summary | Ticker: DUSA	3
Davis Select International ETF Summary | Ticker: DINT	7
Davis Select Worldwide ETF Summary | Ticker: DWLD	12
Davis Select Financial ETF Summary | Ticker: DFNL	17
Additional Information About Investment Objectives, Principal Strategies and Principal Risks	22
Non-Principal Investment Strategies and Related Risks	27
Management and Organization	28
Shareholder Information	29
Buying and Selling Shares	29
How Your Shares Are Valued	30
Portfolio Holdings	31
How the Funds Pay Earnings	31
Federal Income Taxes	32
Fees Paid to Dealers and Other Financial Intermediaries	34
Frequent Purchases and Redemptions of Fund Shares	34
Financial Highlights	37

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds’ investment adviser or the Funds’ distributor.

This prospectus does not constitute an offer by the Funds or by the Funds’ distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer.

Prospectus | Davis Fundamental ETF Trust | 2

Davis Select U.S. Equity ETF Summary | Ticker: DUSA

Investment Objective

The Fund seeks long-term capital growth and capital preservation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.06%
Total Annual Operating Expenses	0.61%
Less Fee Waiver or Expense Reimbursement*	0.00%
Net Expenses	0.61%
*	The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 0.65%. The Adviser is obligated to continue the expense cap through March 1, 2025. The expense cap cannot be modified prior to this date without the consent of the Board of Trustees. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not take into account brokerage commissions that you may pay when purchasing or selling shares. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the Fund’s portfolio principally in common stocks issued by large companies with market capitalizations of at least $10 billion. Under normal market conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities issued by U.S. companies. The Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund’s portfolio generally contains between 15 and 35 companies, although the precise number of its investments will vary over time. The Fund may invest a portion of its assets in financial services companies. The Fund may also invest in mid- and small-capitalization companies, which the Fund considers to be those companies with less than $10 billion in market capitalization. The Fund may invest up to 20% of net assets in non-U.S. companies. These non-U.S. company investments may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs” and together “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions, or for other purposes.

Prospectus | Davis Fundamental ETF Trust | 3

Principal Risks of Investing in Davis Select U.S. Equity ETF

You may lose money by investing in Davis Select U.S. Equity ETF and the Fund’s performance could trail that of other investments. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The principal risks of investing in the Fund are:

Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

Market Trading Risk. The Fund is subject to a number of market trading risks, which include the possibility of an inactive market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ONE OR MORE OF THESE FACTORS, AMONG OTHERS, COULD LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Fund’s market price may vary from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress. This difference may be reflected as a spread between the bid and ask prices for the Fund shares during the day or a premium or discount in the closing market price of the Fund when compared to the NAV. An investor may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold.

Exchange-Traded Fund Risk. The Fund is an actively managed exchange-traded fund and trades like common stock on an exchange. The Fund is subject to the risks of owning the underlying securities, as well as the risks of owning an exchange-traded fund generally. The management fees of an actively managed exchange-traded fund are generally higher and can increase the Fund’s expenses. The market for the Fund’s shares may become less liquid in response to the deteriorating liquidity in the market for the Fund’s underlying portfolio holdings. A loss of liquidity for Fund shares could lead to differences between the market price of the Fund shares and the underlying value of the Fund shares.

Focused Portfolio Risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio.

Financial Services Risk. Risks of investing in the financial services sector include: (1) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (2) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (3) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (4) non-diversified loan portfolios: financial services companies may have concentrated portfolios that makes them vulnerable to economic conditions that affect an industry; (5) credit: financial services companies may have exposure to investments or agreements that may lead to losses; and (6) competition: the financial services sector has become increasingly competitive.

Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.

Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.

Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

Prospectus | Davis Fundamental ETF Trust | 4

Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

Authorized Participant Concentration Risk. Only an Authorized Participant (“AP”) (as defined in the “Creations and Redemptions” section of the Fund’s prospectus) may engage in creation and/or redemption transactions directly with the Fund. The Fund has a limited number of financial intermediaries that act as APs. To the extent that these intermediaries exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value (“NAV”) and could face delisting. There are a limited number of financial institutions that may act as APs that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders and no other AP is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, please note that this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk. American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts (“Depositary Receipts”) are certificates evidencing ownership of shares of a foreign issuer. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary Receipts may trade at a discount or a premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.

Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.

Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with those of the S&P 500 Index, a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisetfs.com or by calling 1-800-279-0279.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus | Davis Fundamental ETF Trust | 5

Calendar Year Total Returns

Highest/Lowest quarterly results during the time period were: Highest 19.23% (quarter ended June 30, 2020) Lowest -24.54% (quarter ended March 31, 2020)

Average Annual Total Returns (For the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Since Inception (1/11/17)
Return before taxes	33.66%	13.55%	10.01%
Return after taxes on distributions	32.62%	13.16%	9.57%
Return after taxes on distributions and sale of shares	20.67%	10.85%	7.97%
S&P 500 Index reflects no deduction for fees, expenses or taxes	26.29%	15.68%	13.20%

Management

Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.

Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers. As of the date of this prospectus, the Portfolio Managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since January 2017	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since January 2017	Vice President, Davis Selected Advisers–NY, Inc.

Purchase and Sale of Fund Shares

The Fund is an actively managed ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares may only be bought and sold in the secondary market through a broker or dealer at a market price. As the price of Fund shares is based on the market price, and because ETF shares trade at a market price rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (the bid) and the lowest price a seller is willing to accept for shares of a Fund (the ask) when buying or selling shares in the secondary market (the bid-ask spread). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creations Units in return for a designated portfolio of securities (and an amount of cash) the Fund specifies each day (“Creation Basket”). Current information regarding the net asset value, market price, premium and/or discount, and bid-ask spreads on a Fund can be obtained at www.davisetfs.com.

For important information about the purchase and sale of Fund shares and tax information, please see the “Buying and Selling Shares” section of the Fund’s prospectus.

Tax Information

If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Davis Select U.S. Equity ETF through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus | Davis Fundamental ETF Trust | 6

Davis Select International ETF Summary | Ticker: DINT

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.11%
Total Annual Operating Expenses	0.66%
Less Fee Waiver or Expense Reimbursement*	0.00%
Net Expenses	0.66%
*	The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 0.75%. The Adviser is obligated to continue the expense cap through March 1, 2025. The expense cap cannot be modified prior to this date without the consent of the Board of Trustees. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not take into account brokerage commissions that you may pay when purchasing or selling shares. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

This Fund is an actively managed exchange-traded fund (“ETF”). Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the Fund’s portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries. These non-U.S. company investments may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs” and together “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.

Prospectus | Davis Fundamental ETF Trust | 7

Principal Risks of Investing in Davis Select International ETF

You may lose money by investing in Davis Select International ETF and the Fund’s performance could trail that of other investments. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The principal risks of investing in the Fund are:

Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

Market Trading Risk. The Fund is subject to a number of market trading risks, which include the possibility of an inactive market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ONE OR MORE OF THESE FACTORS, AMONG OTHERS, COULD LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Fund’s market price may vary from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress. This difference may be reflected as a spread between the bid and ask prices for the Fund shares during the day or a premium or discount in the closing market price of the Fund when compared to the NAV. An investor may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold.

Exchange-Traded Fund Risk. The Fund is an actively managed exchange-traded fund and trades like common stock on an exchange. The Fund is subject to the risks of owning the underlying securities, as well as the risks of owning an exchange-traded fund generally. The management fees of an actively managed exchange-traded fund are generally higher and can increase the Fund’s expenses. The market for the Fund’s shares may become less liquid in response to the deteriorating liquidity in the market for the Fund’s underlying portfolio holdings. A loss of liquidity for Fund shares could lead to differences between the market price of the Fund shares and the underlying value of the Fund shares.

Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.

Exposure to Industry or Sector Risk. Subject to the Fund’s investment limitations, the Fund may have significant exposure to a particular industry or sector. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified.

China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure.

The Fund may invest in securities issued by variable interest entities (“VIEs”), which are subject to the investment risks associated with the underlying Chinese operating company. A VIE enters into service contracts and other contracts with the Chinese operating company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.

Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.

Prospectus | Davis Fundamental ETF Trust | 8

Foreign Market Risk. Because certain foreign holdings of the Fund may trade in a market that is closed when the market in which the Fund’s shares are listed is open, there may be changes between the last quote of the foreign holding from its closed foreign market and the value of such security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

Authorized Participant Concentration Risk. Only an Authorized Participant (“AP”) (as defined in the “Creations and Redemptions” section of the Fund’s prospectus) may engage in creation and/or redemption transactions directly with the Fund. The Fund has a limited number of financial intermediaries that act as APs. To the extent that these intermediaries exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value (“NAV”) and could face delisting. There are a limited number of financial institutions that may act as APs that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders and no other AP is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, please note that this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems.

Depositary Receipts Risk. American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts (“Depositary Receipts”) are certificates evidencing ownership of shares of a foreign issuer. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary Receipts may trade at a discount or a premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.

Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.

Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with those of the MSCI ACWI (All Country World Index) Ex. USA, a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisetfs.com or by calling 1-800-279-0279.

Prospectus | Davis Fundamental ETF Trust | 9

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Calendar Year Total Returns

Highest/Lowest quarterly results during the time period were: Highest 22.38% (quarter ended June 30, 2020) Lowest -21.52% (quarter ended March 31, 2020)

Average Annual Total Returns (For the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Since Inception (3/1/2018)
Return before taxes	6.53%	5.65%	0.18%
Return after taxes on distributions	6.26%	5.40%	-0.04%
Return after taxes on distributions and sale of shares	4.34%	4.52%	0.22%
MSCI ACWI (All Country World Index) Ex. USA reflects no deduction for fees, expenses or taxes	15.62%	7.08%	3.37%

Management

Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.

Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Manager. As of the date of this prospectus, the Portfolio Manager listed below is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Danton Goei	Since March 2018	Vice President, Davis Selected Advisers–NY, Inc.

Purchase and Sale of Fund Shares

The Fund is an actively managed ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares may only be bought and sold in the secondary market through a broker or dealer at a market price. As the price of Fund shares is based on the market price, and because ETF shares trade at a market price rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (the bid) and the lowest price a seller is willing to accept for shares of a Fund (the ask) when buying or selling shares in the secondary market (the bid-ask spread). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creations Units in return for a designated portfolio of securities (and an amount of cash) the Fund specifies each day (“Creation Basket”). Current information regarding the net asset value, market price, premium and/or discount, and bid-ask spreads on a Fund can be obtained at www.davisetfs.com.

For important information about the purchase and sale of Fund shares and tax information, please see the “Buying and Selling Shares” section of the Fund’s prospectus.

Tax Information

If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.

Prospectus | Davis Fundamental ETF Trust | 10

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Davis Select International ETF through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus | Davis Fundamental ETF Trust | 11

Davis Select Worldwide ETF Summary | Ticker: DWLD

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.08%
Total Annual Operating Expenses	0.63%
Less Fee Waiver or Expense Reimbursement*	0.00%
Net Expenses	0.63%
*	The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 0.65%. The Adviser is obligated to continue the expense cap through March 1, 2025. The expense cap cannot be modified prior to this date without the consent of the Board of Trustees. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not take into account brokerage commissions that you may pay when purchasing or selling shares. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the Fund’s portfolio principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund may invest in large, medium or small companies without regard to market capitalization. The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries. These non-U.S. company investments may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs” and together “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.

Prospectus | Davis Fundamental ETF Trust | 12

Principal Risks of Investing in Davis Select Worldwide ETF

You may lose money by investing in Davis Select Worldwide ETF and the Fund’s performance could trail that of other investments. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The principal risks of investing in the Fund are:

Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

Market Trading Risk. The Fund is subject to a number of market trading risks, which include the possibility of an inactive market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ONE OR MORE OF THESE FACTORS, AMONG OTHERS, COULD LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Fund’s market price may vary from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress. This difference may be reflected as a spread between the bid and ask prices for the Fund shares during the day or a premium or discount in the closing market price of the Fund when compared to the NAV. An investor may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold.

Exchange-Traded Fund Risk. The Fund is an actively managed exchange-traded fund and trades like common stock on an exchange. The Fund is subject to the risks of owning the underlying securities, as well as the risks of owning an exchange-traded fund generally. The management fees of an actively managed exchange-traded fund are generally higher and can increase the Fund’s expenses. The market for the Fund’s shares may become less liquid in response to the deteriorating liquidity in the market for the Fund’s underlying portfolio holdings. A loss of liquidity for Fund shares could lead to differences between the market price of the Fund shares and the underlying value of the Fund shares.

Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.

Exposure to Industry or Sector Risk. Subject to the Fund’s investment limitations, the Fund may have significant exposure to a particular industry or sector. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified.

China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure.

The Fund may invest in securities issued by variable interest entities (“VIEs”), which are subject to the investment risks associated with the underlying Chinese operating company. A VIE enters into service contracts and other contracts with the Chinese operating company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.

Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.

Prospectus | Davis Fundamental ETF Trust | 13

Foreign Market Risk. Because certain foreign holdings of the Fund may trade in a market that is closed when the market in which the Fund’s shares are listed is open, there may be changes between the last quote of the foreign holding from its closed foreign market and the value of such security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

Authorized Participant Concentration Risk. Only an Authorized Participant (“AP”) (as defined in the “Creations and Redemptions” section of the Fund’s prospectus) may engage in creation and/or redemption transactions directly with the Fund. The Fund has a limited number of financial intermediaries that act as APs. To the extent that these intermediaries exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value (“NAV”) and could face delisting. There are a limited number of financial institutions that may act as APs that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders and no other AP is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, please note that this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems.

Depositary Receipts Risk. American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts (“Depositary Receipts”) are certificates evidencing ownership of shares of a foreign issuer. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary Receipts may trade at a discount or a premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.

Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.

Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with those of the MSCI ACWI (All Country World Index), a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisetfs.com or by calling 1-800-279-0279.

Prospectus | Davis Fundamental ETF Trust | 14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Calendar Year Total Returns

Highest/Lowest quarterly results during the time period were: Highest 22.31% (quarter ended June 30, 2020) Lowest -23.04% (quarter ended March 31, 2020)
Average Annual Total Returns (For the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Since Inception (1/11/17)
Return before taxes	20.02%	9.79%	7.16%
Return after taxes on distributions	19.79%	9.56%	6.81%
Return after taxes on distributions and sale of shares	12.21%	7.80%	5.65%
MSCI ACWI (All Country World Index) reflects no deduction for fees, expenses or taxes	22.20%	11.71%	9.82%

Management

Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.

Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Manager. As of the date of this prospectus, the Portfolio Manager listed below is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Danton Goei	Since January 2017	Vice President, Davis Selected Advisers–NY, Inc.

Purchase and Sale of Fund Shares

The Fund is an actively managed ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares may only be bought and sold in the secondary market through a broker or dealer at a market price. As the price of Fund shares is based on the market price, and because ETF shares trade at a market price rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (the bid) and the lowest price a seller is willing to accept for shares of a Fund (the ask) when buying or selling shares in the secondary market (the bid-ask spread). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creations Units in return for a designated portfolio of securities (and an amount of cash) the Fund specifies each day (“Creation Basket”). Current information regarding the net asset value, market price, premium and/or discount, and bid-ask spreads on a Fund can be obtained at www.davisetfs.com.

For important information about the purchase and sale of Fund shares and tax information, please see the “Buying and Selling Shares” section of the Fund’s prospectus.

Tax Information

If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.

Prospectus | Davis Fundamental ETF Trust | 15

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Davis Select Worldwide ETF through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Prospectus | Davis Fundamental ETF Trust | 16

Davis Select Financial ETF Summary | Ticker: DFNL

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.09%
Total Annual Operating Expenses	0.64%
Less Fee Waiver or Expense Reimbursement*	0.00%
Net Expenses	0.64%
*	The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 0.65%. The Adviser is obligated to continue the expense cap through March 1, 2025. The expense cap cannot be modified prior to this date without the consent of the Board of Trustees. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not take into account brokerage commissions that you may pay when purchasing or selling shares. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest, under normal market conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in securities issued by companies principally engaged in the financial services sector. The Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund’s portfolio generally contains between 15 and 35 companies, although the precise number of its investments will vary over time. The Fund invests, principally, in common stocks (including indirect holdings of common stock through depositary receipts). The Fund may invest in large, medium or small companies without regard to market capitalization and may invest in issuers in foreign countries, including countries with developed or emerging markets. These non-U.S. company investments may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs” and together “Depositary Receipts”). Depositary Receipts are receipts that represent ownership of shares of a non-U.S. issuer held in trust by a bank or similar financial institution.

A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies are classified by GICS based on their principal business activity. Revenue is a key factor in determining a firm’s principal business activity. Companies with their principal business activity in one of the following areas are considered financial services firms: banks, thrifts and mortgage, specialized finance, consumer finance, asset management, custody, investment banking, brokerage, insurance, financial exchanges and data, and mortgage REITs.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.

Prospectus | Davis Fundamental ETF Trust | 17

Principal Risks of Investing in Davis Select Financial ETF

You may lose money by investing in Davis Select Financial ETF and the Fund’s performance could trail that of other investments. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The principal risks of investing in the Fund are:

Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

Market Trading Risk. The Fund is subject to a number of market trading risks, which include the possibility of an inactive market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ONE OR MORE OF THESE FACTORS, AMONG OTHERS, COULD LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. The Fund’s market price may vary from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress. This difference may be reflected as a spread between the bid and ask prices for the Fund shares during the day or a premium or discount in the closing market price of the Fund when compared to the NAV. An investor may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold.

Exchange-Traded Fund Risk. The Fund is an actively managed exchange-traded fund and trades like common stock on an exchange. The Fund is subject to the risks of owning the underlying securities, as well as the risks of owning an exchange-traded fund generally. The management fees of an actively managed exchange-traded fund are generally higher and can increase the Fund’s expenses. The market for the Fund’s shares may become less liquid in response to the deteriorating liquidity in the market for the Fund’s underlying portfolio holdings. A loss of liquidity for Fund shares could lead to differences between the market price of the Fund shares and the underlying value of the Fund shares.

Financial Services Risk. Risks of investing in the financial services sector include: (1) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (2) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (3) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (4) non-diversified loan portfolios: financial services companies may have concentrated portfolios that makes them vulnerable to economic conditions that affect an industry; (5) credit: financial services companies may have exposure to investments or agreements that may lead to losses; and (6) competition: the financial services sector has become increasingly competitive.

Credit Risk. Financial institutions are often highly leveraged and may not be able to make timely payments of interest and principal.

Interest Rate Sensitivity Risk. Interest rates may have a powerful influence on the earnings of financial institutions.

Focused Portfolio Risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio.

Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time and the company’s stock may never recover or may become worthless.

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Foreign Country Risk. Securities of foreign companies (including Depositary Receipts) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.

Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.

Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.

Authorized Participant Concentration Risk. Only an Authorized Participant (“AP”) (as defined in the “Creations and Redemptions” section of the Fund’s prospectus) may engage in creation and/or redemption transactions directly with the Fund. The Fund has a limited number of financial intermediaries that act as APs. To the extent that these intermediaries exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value (“NAV”) and could face delisting. There are a limited number of financial institutions that may act as APs that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders and no other AP is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, please note that this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Depositary Receipts Risk. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts (“Depositary Receipts”) are certificates evidencing ownership of shares of a foreign issuer. Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary Receipts may trade at a discount or a premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.

Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.

Foreign Currency Risk. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline.

Emerging Market Risk. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks relating to political, economic or regulatory conditions not found in more mature markets, such as government controls on foreign investments, government restrictions on the transfer of securities and less developed trading markets, exchanges, reporting standards and legal and accounting systems.

Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns, for the periods indicated, compare with those of the S&P 500® Index, a broad-based securities market index, and the S&P 500® Financials Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisetfs.com or by calling 1-800-279-0279.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Calendar Year Total Returns

Highest/Lowest quarterly results during the time period were: Highest 27.23% (quarter ended December 31, 2020) Lowest -34.28% (quarter ended March 31, 2020)

Average Annual Total Returns (For the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Since Inception (1/11/17)
Return before taxes	14.21%	10.51%	8.49%
Return after taxes on distributions	13.59%	9.90%	7.88%
Return after taxes on distributions and sale of shares	8.85%	8.29%	6.69%
S&P 500 Index reflects no deduction for fees, expenses or taxes	26.29%	15.68%	13.20%
S&P 500 Financials Index reflects no deduction for fees, expenses or taxes	12.15%	11.96%	9.19%

Management

Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.

Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers. As of the date of this prospectus, the Portfolio Managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since January 2017	Chairman, Davis Selected Advisers, L.P.
Pierce Crosbie	Since December 2018	Vice President, Davis Selected Advisers–NY, Inc.

Purchase and Sale of Fund Shares

The Fund is an actively managed ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares may only be bought and sold in the secondary market through a broker or dealer at a market price. As the price of Fund shares is based on the market price, and because ETF shares trade at a market price rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (the bid) and the lowest price a seller is willing to accept for shares of a Fund (the ask) when buying or selling shares in the secondary market (the bid-ask spread). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creations Units in return for a designated portfolio of securities (and an amount of cash) the Fund specifies each day (“Creation Basket”). Current information regarding the net asset value, market price, premium and/or discount, and bid-ask spreads on a Fund can be obtained at www.davisetfs.com.

For important information about the purchase and sale of Fund shares and tax information, please see the “Buying and Selling Shares” section of the Fund’s prospectus.

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Tax Information

If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Davis Select Financial ETF through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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Additional Information About Investment Objectives, Principal Strategies and Principal Risks

This prospectus contains important information about investing in the Funds. Please read this prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.davisetfs.com.

Shares of each Fund are listed for trading on Cboe Global Markets, Inc. The Fund’s shares trade under the trading symbols “DUSA” (Davis Select U.S. Equity ETF), “DINT” (Davis Select International ETF), “DWLD” (Davis Select Worldwide ETF) and “DFNL” (Davis Select Financial ETF).

Investment Objective

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) of Davis Fundamental ETF Trust (the “Trust”) without shareholder approval. There is no assurance that a Fund will meet its investment objective.

Principal Investment Strategies

The principal risks, but not the only risks, for each Fund are summarized in the summary section of this Prospectus for each Fund as well as in each Fund’s Summary Prospectus. More details on some of the principal investment strategies and risks are described above and below. DUSA, DFNL, DINT and DWLD would provide Fund shareholders with at least 60 days’ prior notice before changing its name policy. The statement of additional information (“SAI”) includes a “Name Policy” section, which contains additional information.

The risks described below are a principal risk of each Fund, unless otherwise noted. The prospectus and SAI contain a number of investment strategies and risks that may be important to consider even though they are not principal investment strategies or principal risks for a Fund. The prospectus also contains disclosure that describes Davis Advisors’ process for determining when a Fund may pursue a non-principal investment strategy.

Many foreign markets operate at times that do not coincide with the New York Stock Exchange. As a result, the closing prices of securities that trade on foreign markets may be as much as 15 hours old by the time a fund calculates its net asset value, and may not reflect the current market values of those securities. In particular, the closing prices of foreign securities may not reflect their market values at a fund’s net asset value calculation if a significant event that will affect the value of those securities has occurred since the closing prices were established on the foreign exchange or market, but before the fund’s net asset value calculation. This situation could lead to a pricing error and dilution of shareholders’ investment in the fund.

Principal Risks of Investing in the Funds

If you buy shares of a Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in a Fund to decline, and which could prevent it from achieving its stated investment objective.

The principal risks of investing in the Funds, listed alphabetically, include:

China Risk – Generally (DWLD and DINT only). Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure. The government of China has historically demonstrated its control over almost every sector of the Chinese economy through state ownership and/or administrative regulation. As an example, the Chinese government has taken certain actions that influence prices of goods and encouraged companies to invest in and has induced mergers in certain industries, and may take such actions or similar actions now or in the future. In addition, the Chinese government has taken actions which could materially impact the business operations of certain industries, which could impact underlying holdings. U.S. and Chinese regulators have, and may in the future, impact the ability of Chinese companies to gain access to U.S. capital markets.

As of January 31, 2024, Davis Select International ETF and Davis Select Worldwide ETF had significant exposure to shell companies with contractual arrangements with Variable Interest Entities (“VIEs”), as defined below. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as VIEs. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

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While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.

Chinese law prohibits investments by foreign investors in certain companies in certain industries. Certain industries that impact minors may be at a higher risk of regulatory action. The Chinese government placed new regulations on the companies related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a non-profit organization.

Common Stock Risk. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.

Cybersecurity Risk. Intentional cybersecurity breaches include: (1) unauthorized access to systems, networks or devices (such as through “hacking” activity); (2) infection from computer viruses or other malicious software code; and (3) attacks that shut down, disable, slow or otherwise disrupt operations, business processes, website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Fund’s adviser or sub-adviser, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value. Please see the SAI for additional cybersecurity risk discussion.

Depositary Receipts Risk. Securities of a foreign company may involve investing in Depositary Receipts, which include American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. These certificates, which may be sponsored or unsponsored, are issued by depositary banks and, generally, trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest, and corporate actions. Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. Depositary Receipts may trade at a discount or a premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.

Emerging Market Risk (DWLD, DINT, and DFNL only). Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. For example, Chinese securities may be subject to increased volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis. In unusual situations, it may not be possible to repatriate sales proceeds in a timely fashion. These investments may be very speculative.

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Emerging markets might have less developed trading markets and exchanges. These countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Companies operating in emerging markets may not be subject to U.S. prohibitions against doing business with countries that are state sponsors of terrorism. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation or restrictions on foreign ownership of stocks of local companies.

As of December 31, 2023, the emerging market countries were: Bahrain, Bangladesh, Benin, Bermuda, Brazil, Burkina Faso, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Greece, Guinea-Bissau, Hungary, Iceland, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Latvia, Lithuania, Malaysia, Mali, Mauritius, Mexico, Morocco, Niger, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Saudi Arabia, Senegal, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Togo, Tunisia, Turkey, United Arab Emirates, and Vietnam. Additionally, certain countries that are not on this list may be included at Davis Advisor’s discretion.

Exposure to Industry or Sector Risk. (DWLD and DINT only) Subject to a Fund’s investment limitations, a Fund may have significant exposure to a particular industry or sector. Such exposure may cause that Fund to be more impacted by risks relating to and developments affecting the industry or sector, and thus its net asset value may be more volatile than a fund without such levels of exposure. For example, if the Fund has significant exposure in a particular industry, then economic, regulatory, or other issues that negatively affect that industry may have a greater impact on the Fund than on a fund that is more diversified. The SAI contains additional discussion of the risks of exposure to certain industries or sectors. An industry weighting breakdown for each Fund can be found in the most recent annual or semi-annual report.

Financial Services Risk (DUSA and DFNL only). A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments, including, for example, banking, insurance, and securities brokerage houses. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Risks of investing in the financial services sector include: (1) systemic risk: factors outside the control of a particular financial institution–like the failure of another, significant financial institution or material disruptions to the credit markets–may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (2) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (3) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (4) non-diversified loan portfolios: financial services companies, whose securities the Fund purchases, may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (5) credit: financial services companies may have exposure to investments or agreements, which under certain circumstances may lead to losses, for example, sub-prime loans; and (6) competition: the financial services sector has become increasingly competitive.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy or sub-prime mortgages), and significant competition. The profitability of these businesses is, to a significant degree, dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, real estate or “junk” bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

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Other Regulatory Limitations. Regulations of the Securities and Exchange Commission (“SEC”) impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. The Fund is generally prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

Focused Portfolio Risk (DUSA and DFNL only). Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio.

A fund may be classified as a “non-diversified” fund under the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than “diversified” investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies) and may not own more than 10% of the outstanding voting securities of any one issuer. While a fund may be a non-diversified investment company, and therefore not subject to the statutory diversification requirements discussed above, the Fund may still intend to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

At any given point in time, a diversified fund may not meet the diversification test outlined above due to appreciation in its portfolio holdings. In such case, the Fund is not required to sell portfolio holdings to meet the diversification test.

Despite being non-diversified for 1940 Act purposes the diversification standards under the Internal Revenue Code require that a fund diversify its holdings so that, at the end of each fiscal quarter, (1) at least 50% of the market value of a fund’s assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to an amount not greater than 5% of a fund’s assets and 10% of the outstanding voting securities of such issuer; and (2) not more than 25% of the value of a fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which a fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

Foreign Country Risk. Foreign companies may issue both equity and fixed income securities. A company may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given company. Factors that the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company’s securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company’s revenues or profits; and (4) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third-party service provider, but may use a different country classification if the Adviser’s analysis of the four factors provided above, or other factors that the Adviser deems relevant, indicate that a different country classification is more appropriate. Foreign country risk can be more focused on factors concerning specific countries or geographic areas when a Fund’s holdings are more focused in these countries or geographic areas. The additional risk from certain countries or geographies is described in more detail in the SAI. See the schedule of investments in the most current shareholder report for the country classification of each holding.

The Funds invest a significant portion of their assets in securities issued by companies operating, incorporated or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Funds’ performance to be more volatile than it would be if the Funds invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher and investments may be subject to more government regulation. When the Funds invest in foreign securities, the Funds’ operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.

Foreign Currency Risk. Securities issued by foreign companies in foreign markets are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. For example, when the Fund holds a security that is denominated in a foreign currency, a decline of that foreign currency against the U.S. dollar would generally cause the value of the Fund’s shares to decline. A Fund may, but generally, does not, hedge its currency risk.

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Foreign Market Risk (DWLD and DINT only). Because certain foreign holdings of the Fund may trade in a market that is closed when the market in which the Fund’s shares are listed is open, there may be changes between the last quote of the foreign holding from its closed foreign market and the value of such security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Headline Risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company’s stock may never recover or may become worthless.

Market Trading Risk. Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of a Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for shares. These risks may result in shares trading at a significant premium or discount to NAV. The NAV of shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of shares will fluctuate in accordance with changes in their NAV and supply and demand. The Adviser cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces for shares, at work in the secondary trading market, will be closely related, but not identical to the same forces influencing the prices of the securities in a Fund’s portfolio, trading individually or in the aggregate at any point in time. The shareholder may sustain losses if a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV. Any of these factors, discussed above and further below, among others, may lead to shares trading at a premium or discount to a Fund’s NAV.

Absence of Prior Active Market. While each Fund’s shares are expected to be listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Distributor does not maintain a secondary market in shares.

Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of a Fund will continue to be met.

Trading Costs. Buying or selling Fund shares on an Exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Mid- and small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

Shareholder Concentration Risk. From time to time, a relatively large percentage (over 20%) of the Fund’s shares may be held by related shareholders. A large redemption by one or more of such shareholders may reduce the Fund’s liquidity, may increase the Fund’s transactions and transaction costs, may result in substantial capital gains distributions for shareholders, and may increase the Fund’s ongoing operating expenses, which could negatively impact the remaining shareholders of the Fund.

Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines. As an example, U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions and the threat of tariffs imposed by the U.S. and other countries. While COVID-19 is no longer a global pandemic as of 2023, the recovery from COVID-19 may last for a prolonged period of time. In addition, as a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war may continue to contribute market volatility. The Israel-Hamas war may lead to overall economic uncertainty and negative impacts on the global economy and major financial markets. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.

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The Funds’ shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Information Concerning After-Tax Returns

As of the date of this prospectus, the tax rates are 37% for ordinary income, 20% for qualified income and 20% for long-term capital gains. An additional 3.8% tax imposed by the Affordable Care Act is included on all investment income as part of the highest marginal rate used in all after-tax performance calculations.

Non-Principal Investment Strategies and Risks

Each Fund may implement investment strategies that are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Funds to achieve its investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Funds’ investment objectives and how the strategy affects the Funds’ potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of the Funds’ assets expected to be committed to the strategy, the amount of the Funds’ assets expected to be placed at risk by the strategy and the likelihood of the Fund losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments that constitute less than 5% to 10% of the Funds’ assets, depending upon their potential impact on the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of the Funds’ assets invested in a single industry or in a single country.

While the Adviser expects to pursue each Fund’s investment objective by implementing the principal investment strategies described in the Funds’ prospectus, a Fund may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy (1) is likely to be consistent with shareholders’ reasonable expectations; (2) is likely to assist the Adviser in pursuing a Fund’s investment objective; (3) is consistent with a Fund’s investment objective; (4) will not cause a Fund to violate any of its fundamental or non-fundamental investment restrictions; and (5) will not materially change a Fund’s risk profile from the risk profile that results from following the principal investment strategies, as described in this prospectus and further explained in the Funds’ SAI, as amended from time to time.

Depositary Receipts (DFNL Only). As non-principal investment strategies, the Fund may invest no more than 20% of its assets in Depositary Receipts (including sponsored ADRs and GDRs).

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the collateral during the period while the Funds seek to enforce its rights thereto; (2) possible loss of all or a part of the income during this period; and (3) expenses of enforcing its rights.

The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Funds normally will not enter into repurchase agreements maturing in more than seven days.

Short-Term Investments. Each Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.

Temporary Defensive Investments. A Fund may, but is not required to, use short-term investments for temporary defensive purposes. In the event that the Portfolio Managers anticipate a decline in the market values of the companies in which a Fund invests (due to economic, political or other factors), they may reduce its risk by investing in short-term securities until market conditions improve. While a Fund is invested in short-term investments, it will not be pursuing its long-term growth of capital investment objective. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term capital growth.

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For more details concerning current investments and market outlook, please see the Funds’ most recent shareholder report.

Management and Organization

Davis Selected Advisers, L.P. serves as the investment adviser for each of the Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice to each of the Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients. Pursuant to the Investment Advisory Agreement between Davis Advisors and the Trust, each Fund pays the Adviser a monthly fee at an annual rate of 0.55% (stated as a percentage of the average daily net assets of the Fund). A discussion regarding the basis for the approval of the Funds’ Investment Advisory and service agreements by the Funds’ Trustees will be contained in the Funds’ most recent annual report to shareholders.

Davis Selected Advisers–NY, Inc. serves as the sub-adviser for the Funds. Davis Selected Advisers–NY, Inc.’s offices are located at 620 Fifth Avenue, 3rd Floor, New York, New York 10020. Davis Selected Advisers–NY, Inc. provides investment management and research services for each Fund and other institutional clients and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers–NY, Inc.’s fee is paid by Davis Advisors, not the Funds.

Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for each Fund’s portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources and other factors. Subject to best price and execution, Davis Advisors may place orders for a Fund’s portfolio transactions with broker-dealers who have sold shares of that Fund. However, when Davis Advisors places orders for its portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of a Fund. In placing orders for a Fund’s portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.

Over the last three fiscal years, each ending October 31, the Funds paid the following brokerage commissions:

	2023	2022	2021
DUSA
Brokerage Commissions Paid	$87,380	$39,656	$128,419
Brokerage as a Percentage of Average Net Assets	0.03%	0.01%	0.04%
DINT
Brokerage Commissions Paid	$40,006	$52,300	$144,819
Brokerage as a Percentage of Average Net Assets	0.03%	0.03%	0.05%
DWLD
Brokerage Commissions Paid	$42,457	$64,612	$222,954
Brokerage as a Percentage of Average Net Assets	0.02%	0.02%	0.06%
DFNL
Brokerage Commissions Paid	$13,032	$9,055	$14,017
Brokerage as a Percentage of Average Net Assets	0.01%	0.01%	0.01%

Portfolio Managers

Christopher Davis has served as a Portfolio Manager of the Davis Select U.S. Equity ETF and Davis Select Financial ETF since January 2017 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an Analyst and Portfolio Manager for Davis Advisors since 1989.

Danton Goei has served as a Portfolio Manager of the Davis Select U.S. Equity ETF and Davis Select Worldwide ETF since January 2017, of the Davis Select International ETF since March 2018, and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a Research Analyst in 1998.

Pierce Crosbie has served as a Portfolio Manager of the Davis Select Financial ETF since December 2018 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Crosbie joined Davis Advisors in 2008.

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Mr. Davis and Mr. Goei are jointly and primarily responsible for the day-to-day management of the Davis Select U.S. Equity ETF portfolio. Mr. Davis and Mr. Crosbie are jointly and primarily responsible for the day-to-day management of the Davis Select Financial ETF portfolio. Mr. Goei is primarily responsible for the day-to-day management of the Davis Select Worldwide ETF and the Davis Select International ETF portfolios. A limited portion of each Fund’s assets may be managed by Davis Advisors’ Research Analysts, subject to review by the Fund’s Portfolio Managers.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ investments in the Funds.

Certain Portfolio Managers may serve on the board(s) of public companies where they, from time to time, may have access to material, non-public information (“MNPI”). Davis Advisors has instituted policies and procedures to ensure that these Portfolio Managers will not be able to utilize MNPI for their own benefit or for any of the accounts they manage.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Funds, is available, free of charge, by calling toll-free: 1-800-279-0279 or visiting our website at www.davisetfs.com.

Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents

Investors should look to the most recent prospectus and SAI, as amended or supplemented from time to time, for information concerning the Funds, including information on how to purchase and redeem Fund shares and how to contact the Funds. The most recent prospectus and SAI (including any supplements or amendments thereto) will be on file with the Securities and Exchange Commission as part of the Funds’ registration statement. Please also see the back cover of this prospectus for information on other ways to obtain information about the Funds.

Buying and Selling Shares

The shares of each Fund have been approved for primary listing on Cboe Global Markets, Inc. Shares of each Fund are available for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Funds do not impose any minimum investment for shares of a Fund purchased on an exchange or otherwise in the secondary market. The Funds’ shares trade under the trading symbols “DUSA” (Davis Select U.S. Equity ETF), “DINT” (Davis Select International ETF), “DWLD” (Davis Select Worldwide ETF) and “DFNL” (Davis Select Financial ETF).

If you buy or sell shares in the secondary market, you will incur customary brokerage commissions and other charges on your purchase and sale transactions. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.

In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of a Fund based on its trading volume and market liquidity. In times of severe market disruption or low trading volume in a Fund’s shares, this spread can increase significantly.

It is anticipated that shares will trade in the secondary market at prices that differ to varying degrees from the NAV of shares (see the section “How Your Shares are Valued” for more information). During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of shares are more likely to differ significantly from the shares’ NAV. Generally, the spread is lower if a Fund has high trading volume and market liquidity, and higher if a Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s spread may also be impacted by the liquidity of the underlying securities it holds, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The Depository Trust Company (“DTC”) serves as securities depository for each Fund’s shares. The shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants. Beneficial owners of shares are not considered the registered holder thereof and are subject to the same restrictions and procedures as any beneficial owner of stocks held in book-entry or “street name” form. DTC, or its nominee, is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes. For more information on book-entry form, see the section in the Funds’ SAI that describes it in further detail.

The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Exchange is not open, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Funds’ shares.

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Shares of a Fund may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section of this prospectus. Only an AP (as defined in the “Creations and Redemptions” section below) may engage in creation or redemption transactions directly with a Fund. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of a Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.

How Your Shares Are Valued

The NAV of a Fund’s shares is determined by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange, generally, based on prices at the time of closing, provided that Fund assets or liabilities denominated in foreign currencies are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. A business day is generally each day that the NYSE is open for trading. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV.

The value of the securities and other assets and liabilities held by a Fund is determined pursuant to valuation policies and procedures. Each Fund’s assets and liabilities are valued on the basis of market quotations, when readily available.

Valuation of Portfolio Securities

The Board of Trustees of the Davis Fundamental ETF Trust has delegated the determination of fair value of securities to Davis Selected Advisers, L.P. The Adviser has implemented policies and procedures that govern the pricing of securities for the Funds, as discussed below:

Each Fund values securities for which market quotations are readily available at current market value. Short-term securities are valued at amortized cost. Securities listed on the NYSE and Cboe Global Markets, Inc. (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the OTC market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded, prior to the time when the Fund’s assets are valued.

Securities (including illiquid securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by a significant event occurring before a Fund’s assets are valued but after the close of their respective exchanges, will be fair valued. Fair value is determined in good faith using consistently applied procedures. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotations. The Trustees review and discuss with management a summary of fair valued securities in quarterly board meetings.

In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time when a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates, as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund’s shares even if there has not been any change in the foreign currency prices of that Fund’s investments.

Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

The Funds may occasionally be entitled to receive award proceeds from litigation relating to an investment security. The Funds generally do not recognize a gain on contingencies until such payment is certain, which in most cases is when a Fund receives payment.

To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.

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Fixed income securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government bonds, corporate bonds, asset-backed bonds, convertible securities and high-yield or junk bonds are normally valued on the basis of prices provided by independent pricing services.

Prices provided by the pricing services may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institutional trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices for fixed income securities received from pricing services sometimes represent best estimates. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Adviser will arrive at their own fair valuation using its fair value procedures.

Premium and Discount Information

Davis ETF’s website, which is publicly accessible at no charge, contains, on a per share basis, the prior business day’s NAV and market closing price or bid/ask price of the shares, a calculation of the premium or discount of the market closing price or bid/ask price against such NAV, and other relevant information about premiums and discounts.

Portfolio Holdings

A description of the Funds’ policies and procedures, with respect to the disclosure of their portfolio holdings, is available in the SAI.

Each business day, before the commencement of trading in Fund shares on the Exchange, the Trust publicly disseminates each Fund’s full portfolio holdings as of the close of the previous day through its website at www.davisetfs.com.

In addition, the Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisetfs.com, and on the SEC’s website at www.sec.gov.

How the Funds Pay Earnings

There are two ways you can receive payments from a Fund:

▪	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

▪	Capital Gains. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry dividend reinvestment service for the use of beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and exercised, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

Dividends and Distributions

▪	Each Fund ordinarily distributes dividends and capital gains, if any, at least annually but a Fund may make distributions on a more frequent basis. Each Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.

▪	When a dividend or capital gain is distributed, the NAV per share is reduced by the amount of the payment.

▪	Dividend payments are made through DTC participants and indirect participants to beneficial owners, then of record, with proceeds received from a Fund. Your broker is responsible for distributing any dividends and capital gain distributions to you.
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Federal Income Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund. As with any investment, you should consider how your investment in shares of a Fund will be taxed.

You will generally have to pay federal income taxes, as well as any other state and local taxes, on any distributions that may be received from a Fund. If you sell Fund shares, it is generally considered a taxable event. The following table summarizes the tax status to you of certain transactions related to a Fund:

Transaction	Federal Tax Status
Sell of shares	Usually capital gain or loss; long term, only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates

Distributions of net long-term capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are taxable to you as long-term capital gains, regardless of how long you have owned your shares. Certain dividends may be treated as “qualified dividend income,” which for non-corporate shareholders is taxed at reduced rates. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends received from foreign corporations may be treated as qualified dividend income, if the stock, with respect to which the dividends are paid, is readily tradable on an established U.S. securities market. A portion of the dividends received from a Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

You may want to avoid buying shares when a Fund is about to declare a dividend or distribution because it will be taxable to you even though it may effectively be a return of a portion of your investment. Similarly, shareholders that are investing through a taxable account should consider the embedded gains or losses of a Fund. For example, a new shareholder could be subject to taxes on a distribution received from a Fund that was earned when not a shareholder. It is important to note that investors are only taxed on their own economic income over the life of the investment. The embedded gains or losses for each Fund are disclosed in the most recent annual and semi-annual report.

The Funds’ dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month, but is actually paid during the following January, such dividend or distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Tax Status of Share Transactions. Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such Fund shares. Any loss realized on a sale will be disallowed to the extent Fund shares of the applicable Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund shares. For tax purposes, an exchange of Fund shares of one ETF for Fund shares of a different ETF is the same as a sale.

A person who exchanges securities for Creation Units, generally, will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received.

Non-U.S. Investors. If you are a nonresident alien individual or a foreign corporation, trust or estate, (1) a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business; but (2) gains from the sale or other disposition of shares of a Fund, generally, are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Prospectus | Davis Fundamental ETF Trust | 32

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Creations and Redemptions

Prior to trading in the secondary market, shares of a Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or AP has entered into an agreement with the Distributor, Foreside Fund Services, LLC.

A creation transaction, which is subject to acceptance by the Distributor, generally, takes place when an AP deposits into a Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash, approximating the holdings of that Fund, in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of a Fund. However, creation and redemption baskets may differ and the Trust reserves the right to permit or require the substitution of cash or other securities, also known as a custom order.

Similarly, shares can be redeemed only in Creation Units, generally, for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by a Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP Agreement.

Only an AP may create or redeem Creation Units directly with a Fund.

In the event of a system failure or other interruption, including disruptions at market makers or APs, orders to purchase or redeem Creation Units either may not be executed according to a Fund’s instructions or may not be executed at all, or a Fund may not be able to place or change orders.

To the extent a Fund engages in in-kind transactions, it intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ SAI.

Because new shares may be created and issued on an ongoing basis, a “distribution,” as such term is used in the 1933 Act, may be occurring at any point during the life of a Fund. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs Associated with Creations and Redemptions

APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions, in whole or in part, are available or specified) are also subject to an additional charge as a percentage of NAV (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services. The following table shows, as of January 31, 2024, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions, as described above:

Prospectus | Davis Fundamental ETF Trust | 33

	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation and Redemption Fee:	Maximum Additional Charge for Creations	Maximum Additional Charge for Redemptions
DUSA	$1,806,216	50,000	$400	3.0%	3.0%
DINT	$867,827	50,000	$400	3.0%	3.0%
DWLD	$1,450,206	50,000	$400	3.0%	3.0%
DFNL	$1,528,390	50,000	$400	3.0%	3.0%

Fees Paid to Dealers and Other Financial Intermediaries

Davis Advisors and its affiliates may make payments to broker-dealers, banks, registered investment advisers or other intermediaries (“Qualifying dealers”) related to marketing and educational activities (e.g., presentations, training programs, conferences or their making shares of the Funds available to their customers, including in certain investment programs). These fees are paid by Davis Advisors or affiliates from their own resources. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available and the level of services provided to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund over another investment. More information regarding these payments can be found in the Funds’ SAI. Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.

In 2023, the Adviser was charged additional fees by the Qualifying dealer(s) listed below. The Adviser paid these fees from its own resources. These Qualifying dealers may provide Davis ETFs enhanced sales and marketing support, and financial advisers employed by the Qualifying dealers may recommend Davis ETFs rather than other funds. Qualifying dealers may be added or deleted at any time.

Morgan Stanley Smith Barney LLC.

In addition, the Adviser may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of Davis ETFs. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of Davis ETFs during specified periods of time.

Although Davis ETFs may use brokers who sell shares of the Funds to execute portfolio transactions, the Funds do not consider the sale of Fund shares as a factor when selecting brokers to execute portfolio transactions.

Due Diligence Meetings. The Adviser routinely sponsors due diligence meetings for registered representatives, during which they receive updates on various Davis ETFs and are afforded the opportunity to speak with the Funds’ Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Davis ETFs, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Adviser.

Seminars and Educational Meetings. The Adviser may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Adviser’s policies and procedures governing payments for such seminars. The Adviser may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Funds for the employees of Qualifying dealers. In addition, the Adviser may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.

Other Compensation. The Adviser and affiliates may, from its own resources and not from a Fund’s, pay additional fees to the extent not prohibited by state or federal laws, the SEC or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) by a Fund’s shareholders. The Board has adopted a policy of not monitoring for market timing that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in its NAV, because it sells and redeems its shares directly through transactions that are in-kind and/or for cash.

Prospectus | Davis Fundamental ETF Trust | 34

The Board noted that shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in shares occurs on the secondary market. Because secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to trades directly with a Fund, to the extent affected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that a Fund allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact its ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. Each Fund imposes transaction fees on in-kind purchases and redemptions of shares to cover the custodial and other costs incurred by a Fund in affecting in-kind trades; these fees increase if an investor substitutes cash, in part or in whole, for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of shares. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of a Fund are listed for trading on a national securities exchange.

Prospectus | Davis Fundamental ETF Trust | 35

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years ended October 31, 2023. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Fund, (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Prospectus | Davis Fundamental ETF Trust | 36

DAVIS FUNDAMENTAL ETF TRUST

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Select U.S. Equity ETF:
Year ended October 31, 2023	$26.46	$0.39	$4.60	$4.99
Year ended October 31, 2022	$35.03	$0.31	$(8.50)	$(8.19)
Year ended October 31, 2021	$25.29	$0.17	$9.72	$9.89
Year ended October 31, 2020	$24.59	$0.15	$0.84	$0.99
Year ended October 31, 2019	$22.78	$0.18	$2.18	$2.36
Davis Select Financial ETF:
Year ended October 31, 2023	$27.29	$0.61	$(0.87)	$(0.26)
Year ended October 31, 2022	$32.03	$0.51	$(4.56)	$(4.05)
Year ended October 31, 2021	$19.31	$0.39	$12.68	$13.07
Year ended October 31, 2020	$24.34	$0.35	$(4.74)	$(4.39)
Year ended October 31, 2019	$23.01	$0.36	$1.61	$1.97
Davis Select Worldwide ETF:
Year ended October 31, 2023	$22.03	$0.36	$4.47	$4.83
Year ended October 31, 2022	$31.04	$0.28	$(8.99)	$(8.71)
Year ended October 31, 2021	$26.32	$0.17	$4.63	$4.80
Year ended October 31, 2020	$23.58	$0.07	$3.24	$3.31
Year ended October 31, 2019	$22.53	$0.14	$1.71	$1.85
Davis Select International ETF:
Year ended October 31, 2023	$14.44	$0.32	$2.23	$2.55
Year ended October 31, 2022	$20.53	$0.26	$(5.93)	$(5.67)
Year ended October 31, 2021	$20.62	$0.24	$(0.27)	$(0.03)
Year ended October 31, 2020	$17.93	$0.05	$3.13	$3.18
Year ended October 31, 2019	$16.32	$0.19	$1.48	$1.67

a	Per share calculations were based on average shares outstanding for the period.

b	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and sale at the market price calculated on the last business day of the fiscal period. Market price is determined by trading that occurs on the Cboe Global Markets, Inc., and may be greater or less than net asset value, depending on the 4:00 P.M. EST official closing price of the Fund. Until December 2020, market price was determined using the midpoint of the bid-ask prices.
Prospectus | Davis Fundamental ETF Trust | 37

Financial Highlights

Dividends and Distributions								Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return Net Asset Value[b]	Market Price, End of Period	Total Return Market Price[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income Ratio	Portfolio Turnover[d]

$(0.32)	$(0.01)	$(0.33)	$31.12	19.06%	$31.11	18.88%	$350,120	0.61%	0.61%	1.28%	18%
$(0.18)	$(0.20)	$(0.38)	$26.46	(23.61)%	$26.49	(23.54)%	$318,857	0.61%	0.61%	0.99%	12%
$(0.15)	$–	$(0.15)	$35.03	39.19%	$35.03	39.41%	$395,803	0.61%	0.61%	0.51%	24%
$(0.29)	$–	$(0.29)	$25.29	4.02%	$25.29	4.00%	$268,119	0.62%	0.62%	0.62%	16%
$(0.15)	$(0.40)	$(0.55)	$24.59	10.94%	$24.59	10.82%	$206,541	0.63%	0.63%	0.78%	12%

$(0.59)	$(0.32)	$(0.91)	$26.12	(1.02)%	$26.05	(1.39)%	$154,129	0.64%	0.64%	2.23%	7%
$(0.40)	$(0.29)	$(0.69)	$27.29	(12.89)%	$27.32	(12.91)%	$173,281	0.63%	0.63%	1.77%	7%
$(0.35)	$–	$(0.35)	$32.03	68.35%	$32.07	68.71%	$229,013	0.62%	0.62%	1.40%	10%
$(0.36)	$(0.28)	$(0.64)	$19.31	(18.70)%	$19.32	(18.68)%	$125,496	0.64%	0.64%	1.66%	20%
$(0.27)	$(0.37)	$(0.64)	$24.34	9.15%	$24.36	9.13%	$144,852	0.64%	0.64%	1.59%	15%

$(0.19)	$–	$(0.19)	$26.67	21.94%	$26.65	21.72%	$241,332	0.63%	0.63%	1.34%	15%
$(0.30)	$–	$(0.30)	$22.03	(28.27)%	$22.06	(28.03)%	$207,118	0.63%	0.63%	1.06%	17%
$(0.08)	$–	$(0.08)	$31.04	18.22%	$30.97	18.00%	$384,858	0.62%	0.62%	0.53%	32%
$(0.57)	$–	$(0.57)	$26.32	14.14%	$26.34	14.14%	$284,254	0.63%	0.63%	0.29%	28%
$(0.13)	$(0.67)	$(0.80)	$23.58	8.99%	$23.60	8.97%	$225,199	0.63%	0.63%	0.63%	17%

$(0.07)	$–	$(0.07)	$16.92	17.60%	$16.98	18.11%	$144,696	0.66%	0.66%	1.75%	13%
$(0.42)	$–	$(0.42)	$14.44	(28.12)%	$14.43	(28.00)%	$116,999	0.66%	0.66%	1.45%	14%
$(0.06)	$–	$(0.06)	$20.53	(0.16)%	$20.48	(0.41)%	$258,709	0.64%	0.64%	1.05%	11%
$(0.49)	$–	$(0.49)	$20.62	17.94%	$20.66	17.86%	$236,133	0.65%	0.65%	0.28%	34%
$(0.06)	$–	$(0.06)	$17.93	10.37%	$17.98	10.50%	$133,609	0.68%	0.68%	1.09%	19%

c	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

d	The lesser of purchases or sales of portfolio securities for a period, divided by the average of the market value of portfolio securities owned during the period. Securities received or delivered from in-kind purchases or redemptions are excluded from the calculation.
Prospectus | Davis Fundamental ETF Trust | 38

Obtaining Additional Information

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The SAI provides more detailed information about the Davis Fundamental ETF Trust and its management and operations. The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request.

The Funds’ SAI and annual report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.

Additional information can be requested:

By Telephone. Call the Funds’ toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.

By Mail. Write to:	Davis Fundamental ETF Trust
c/o Davis Selected Advisers, L.P.
2949 E. Elvira Rd., Ste. 101
Tucson, AZ 85756

On the Internet. Go to:	www.davisetfs.com

From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-1520, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Funds are also available on the EDGAR database on the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-551-8090.

Investment Company Act File No. 811-23181

Prospectus | Davis Fundamental ETF Trust | 39

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2024

DAVIS SELECT U.S. EQUITY ETF

DAVIS SELECT INTERNATIONAL ETF

DAVIS SELECT WORLDWIDE ETF

DAVIS SELECT FINANCIAL ETF

Each an Authorized Series of

Davis Fundamental ETF Trust

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

1-800-279-0279

This statement of additional information is not a prospectus and should be read in conjunction with the Funds’ prospectus dated February 29, 2024. This statement of additional information incorporates the prospectus by reference. A copy of the Funds’ prospectus may be obtained, without charge, by calling Investor Services at 1-800-279-0279 or by visiting our website at www.davisetfs.com.

The Funds’ most recent annual report and semi-annual report to shareholders are separate documents that are available on request and without charge by calling Investor Services.

Ticker Symbol
Davis Select U.S. Equity ETF	DUSA
Davis Select International ETF	DINT
Davis Select Worldwide ETF	DWLD
Davis Select Financial ETF	DFNL

Principal U.S. Listing Exchange for each ETF: Cboe Global Markets, Inc.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 1

Contents

Section I: Investment Objectives, Strategies, Risks and Restrictions	3
General Information	3
Continuous Offering.	3
Investment Objective	4
Non-Principal Investment Strategies and Risks	4
Investment Restrictions	18
Exchange Listing and Trading	21
Section II: The Trust and Key Persons	22
Organization of the Trust	22
Trustees and Officers	22
Trustees	22
Independent Trustees’ Compensation	23
Officers	23
Standing Committees of the Board of Trustees	24
Risk Oversight	25
Trustees’ Fund Holdings	25
Independent Trustees’ Affiliations and Transactions	25
Certain Shareholders of the Funds	26
Investment Advisory Services	27
Portfolio Managers	28
Disclosure of Portfolio Holdings	30
Book Entry Only System	31
Other Important Service Providers	31
Section III: Purchase and Redemption of Creation Units	33
Section IV: General Information	38
Determining the Price of Shares	38
Dividends and Distributions	38
Federal Income Taxes	39
General Considerations	44
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents	44
Appendix A: Quality Ratings of Debt Securities	45
Appendix B: Summary of the Adviser’s Proxy Voting Policies and Procedures	46

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 2

Section I:

Investment Objectives, Strategies, Risks and Restrictions

This statement of additional information (“SAI”) supplements and should be read in conjunction with the prospectus for Davis Select U.S. Equity ETF, Davis Select International ETF, Davis Select Worldwide ETF, and Davis Select Financial ETF (each a “Fund” and jointly the “Funds”).

The Adviser and Sub-Adviser. The Funds are managed by Davis Selected Advisers, L.P. (the “Adviser”) and Davis Selected Advisers – NY, Inc. (the “Sub-Adviser”).

General Information

Each Fund is a series of Davis Fundamental ETF Trust (the “Trust”), an open-end management investment company organized as a Delaware business trust on March 18, 2016. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Davis Select International ETF and Davis Select Worldwide ETF are each a diversified fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Davis Select U.S. Equity ETF and Davis Select Financial ETF are classified as non-diversified funds under the 1940 Act.

Each Fund issues and redeems shares at its net asset value per share (“NAV”) only in large block aggregations of a specified number of shares (“Creation Units”). Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Shares of the Funds are not redeemable securities, except when aggregated in Creation Units.

The Funds generally issue and redeem shares either in exchange for (1) a basket of securities included in its portfolio (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”); or (2) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. In accordance with Rule 6c-11 of the 1940 Act, each Fund may utilize baskets that are not representative of its entire portfolio. This would be considered a “custom basket” and additional information regarding baskets is included in the section titled “Purchase and Redemption of Creation Units.” The primary consideration accepted by each Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The shares will trade on the Exchange at market prices. These prices may differ from the shares’ NAV.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined herein). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares, as defined under the 1940 Act, of each series affected by such matter.

Continuous Offering.

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Foreside Fund Services, LLC (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 3

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation, with respect to shares of a Fund, are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Funds’ prospectus is available at the Exchange upon request. The prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Investment Objective

The investment objective, principal investment strategies and the main risks of investing in each Fund are described in its prospectus. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund may not be appropriate for all investors and short-term investing is discouraged. The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Trustees without a vote of shareholders. The Funds’ prospectus would be amended prior to any change in investment objective and shareholders would be provided at least 30 days’ notice before the change in investment objective was implemented.

Non-Principal Investment Strategies and Risks

Each Fund may implement investment strategies which are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. A strategy includes any policy, practice, or technique used by the Funds to achieve their investment objectives. Whether a particular strategy, including a strategy to invest in a particular type of security, is a principal investment strategy depends on the strategy’s anticipated importance in achieving the Fund’s investment objectives, and how the strategy affects the Fund’s potential risks and returns. In determining what is a principal investment strategy, the Adviser considers, among other things, the amount of the Fund’s assets expected to be committed to the strategy, the amount of the Fund’s assets expected to be placed at risk by the strategy, and the likelihood of the Funds losing some or all of those assets from implementing the strategy. Non-principal investment strategies are generally those investments which constitute less than 5% to 10% of a Fund’s assets depending upon their potential impact upon the investment performance of the Fund. There are exceptions to the 5% to 10% of assets test, including, but not limited to, the percentage of a Fund’s assets invested in a single industry or in a single country.

While the Adviser expects to pursue the Funds’ investment objectives by implementing the principal investment strategies described in the Funds’ prospectus, a Fund may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategy: (1) is likely to be consistent with shareholders’ reasonable expectations; (2) is likely to assist the Adviser in pursuing the Fund’s investment objective; (3) is consistent with the Fund’s investment objective; (4) will not cause the Fund to violate any of its fundamental or non-fundamental investment restrictions; and (5) will not materially change the Fund’s risk profile from the risk profile that results from following the principal investment strategies as described in the Fund’s prospectus and further explained in this SAI, as amended from time to time.

The composition of the Fund’s portfolio and the strategies that the Adviser may use to try to achieve the Fund’s investment objectives may vary depending on market conditions and available investment opportunities. The Fund is not required to use any of the investment strategies described below in pursuing its investment objective. The Fund may use some of the investment strategies rarely or not at all. Whether the Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.

The principal investment strategies and risks for each Fund are described in the Funds’ prospectus. An investment strategy that is a principal investment strategy for one Fund may be a non-principal investment strategy for one of the other Funds, which, therefore, may only invest a limited portion of its assets in the non-principal investment strategy, as described above. A number of investment strategies and risks, which are not principal investment strategies or principal risks for any of the Funds (and, therefore, are not included in the Funds’ prospectus), are described below.

Equity Strategies and Risks

Emphasizing Investments in Selected Market Sectors (DINT, DWLD and DUSA Only). A Fund may invest up to 25% of its net assets in the securities of issuers conducting their principal business activities in the same market sector. Significant investments in selected market sectors render a portfolio particularly vulnerable to the risks of its target sectors. Such exposure may cause the Fund to be more impacted by risks relating to and developments affecting that market sector. For purposes of measuring concentration in a market sector, the Fund generally classifies companies at the “industry group” or “industry” level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. See the section of this SAI on Investment Restrictions for further details.

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Consumer Discretionary Sector Risk. Companies engaged in the design, production, or distribution of products or services for the consumer discretionary sector (e.g., retailing and consumer services) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments, and government regulation.

-	Internet & Direct Marketing Retail Risk. Companies that operate via the internet or direct marketing (e.g., online consumer services, online retail, travel) segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail, and travel segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace, retail, and travel segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software, and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate via the internet or direct marketing retail to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

China Risk – Generally. Investment in Chinese securities may subject the Fund to risks that are specific to China. China may be subject to significant amounts of instability, including, but not limited to, economic, political, and social instability. China’s economy may differ from the U.S. economy in certain respects, including, but not limited to, general development, level of government involvement, wealth distribution, and structure. The government of China has historically demonstrated its control over almost every sector of the Chinese economy through state ownership and/or administrative regulation. As an example, the Chinese government has taken certain actions that influence prices of goods and encouraged companies to invest in and has induced mergers in certain industries, and may take such actions or similar actions now or in the future. In addition, the Chinese government has taken actions which could materially impact the business operations of certain industries, which could impact underlying holdings. U.S. and Chinese regulators have, and may in the future, impact the ability of Chinese companies to gain access to U.S. capital markets.

As of January 31, 2024, Davis Select International ETF and Davis Select Worldwide ETF had significant exposure to shell companies with contractual arrangements with variable interest entities, as defined below. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company establishes the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.

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Chinese law prohibits investments by foreign investors in certain companies in certain industries. Certain industries that impact minors may be at a higher risk of regulatory action. The Chinese government placed new regulations on the companies related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a nonprofit organization.

Industrials Sector Risk. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical components and equipment, construction machinery, and companies that offer construction and engineering services. This sector also includes providers of commercial and professional services including office services and supplies, security and alarm services, human resources/employment services, and research and consulting services. Included in the industrials sector are also companies that provide transportation services including air freight and logistics, airlines, railroads, and transportation infrastructure companies. A company in this sector is subject to the risk that the securities of such issuer will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Information Technology Sector Risk. The Information Technology Sector includes companies that offer software and information technology services and manufacturers and distributors of technology hardware and semiconductors. A company in this sector is subject to the risk that the securities of such issuer will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the information technology sector. The prices of the securities of companies operating in the information technology sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.

Investing in PFICs involves the risks associated with investing in foreign securities, as described in the prospectus. There is also the risk that a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Each Fund makes efforts to ensure compliance with federal tax reporting of these investments, however, there can be no guarantee that their efforts will always be successful.

Unsponsored Depositary Receipts. A Fund may invest in both sponsored and unsponsored arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the holders. Foreign issuers in respect of whose securities unsponsored depositary receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored depositary receipts are traded and, therefore, such information may not be reflected in the prices of such securities in those markets. Shareholder benefits, voting rights and other attached rights may not be extended to the holders of unsponsored depositary receipts.

Investments in Other Investment Companies. The Funds can invest in securities issued by other investment companies, which can include open-end funds, closed-end funds, or exchange-traded funds (“ETFs”, which are typically open-ended funds or unit investment trusts listed on a stock exchange). In some instances an ETF or closed-end fund may trade at market prices that are higher or lower than the NAV. The Funds may do so as a way of gaining exposure to securities represented by the investment company’s portfolio at times when the Funds may not be able to buy those securities directly. As shareholders of an investment company, the Funds would be subject to their ratable share of that investment company’s expenses, including its advisory and administration expenses. At the same time, the Funds would bear their own management fees and expenses. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. The Funds do not intend to invest in other investment companies unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Funds’ investments in the securities of other investment companies are subject to the limits that apply to those kinds of investments under the Investment Company Act of 1940, as revised (“1940 Act”).

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Initial Public Offerings (“IPOs”). An IPO is the initial public offering of securities of a particular company. IPOs in which a Fund invests can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for short periods of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If a Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit), the Adviser may not perform the same detailed research on the company that it does for core holdings.

Rights and Warrants. Rights and warrants are forms of equity securities. Warrants, basically, are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Forms of Equity Securities. In addition to common stock, a Fund may invest in other forms of equity securities, including preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

Inflation Risk. Also called purchasing power risk, is the chance that the cash flows from an investment won’t be worth as much in the future because of changes in purchasing power due to inflation.

Real Estate Companies, Including REITs. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include: real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Securities issued by REITs may trade less frequently and be less liquid than common stock issued by other companies.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate including: (1) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (2) increases in property taxes, operating expenses, interest rates or competition; (3) overbuilding; (4) changes in zoning laws; (5) losses from casualty or condemnation;. (6) declines in the value of real estate, risks related to general and local economic conditions; (7) uninsured casualties or condemnation losses; (8) fluctuations in rental income; (9) changes in neighborhood values; (10) the appeal of properties to tenants; (11) increases in interest rates, and (12) access to the credit markets. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. REITs also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the favorable federal income tax treatment generally available to REITs under the Internal Revenue Code, and failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in the Fund’s portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only their proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

Preferred Stock Risk. Preferred stock is a form of equity security and is generally ranked behind an issuer’s debt securities in claims for dividends and assets of an issuer in a liquidation or bankruptcy. For this reason, the price of a preferred stock may react more strongly than the debt securities of an issuer. Preferred stock is subject to issuer and market risk that is applicable to equity securities in general. An adverse event may have a negative impact on a company and could result in a decline in the price of its preferred stock. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

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Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time or on the occurrence of certain events, or have a combination of these characteristics. Usually, a convertible security provides a long-term call on the issuer’s common stock and, therefore, tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled “Bonds and Other Debt Securities” and “High-Yield, High-Risk Debt Securities.”

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Fixed Income Strategies and Risks

Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by a Fund if the Adviser believes that such investments are consistent with the Fund’s investment strategies, may contribute to the achievement of the Fund’s investment objective and will not violate any of the Fund’s investment restrictions. The U.S. Government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities, generally, are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled “High-Yield, High-Risk Debt Securities.”

Bonds and other debt securities, generally, are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by a Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

U.S. Government Securities. U.S. Government securities represent loans by investors to the U.S. Treasury Department or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

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U.S. Government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of such certificates.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of the Treasury, through a securities lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation (“CMO”) is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or corporate debt obligations. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally, a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities, typically, have lower volatility and yield while those with longer maturities, typically, have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Fund’s ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject a Fund to “maturity extension risk,” which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short- or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayment on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greatest in the case of more highly subordinate securities.

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The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by a Fund is not guaranteed and will fluctuate with the value of a Fund’s portfolio. Generally, when the level of interest rates rise, the value of a Fund’s investment in U.S. Government securities is likely to decline and, when the level of interest rates decline, the value of a Fund’s investment in U.S. Government securities is likely to rise.

A Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in a Fund’s current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, a Fund’s potential income and capital gain will be reduced or its potential loss will be increased.

Interest Rate Sensitivity Risk. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline. Interest rates may also have a powerful influence on the earnings of financial institutions.

Credit Risk. Like any borrower, the issuer of a fixed income security may be unable to make timely payments of interest and principal. If the issuer is unable to make payments in a timely fashion the value of the security will decline and may become worthless. Financial institutions are often highly leveraged and may not be able to make timely payments of interest and principal. Even U.S. Government Securities are subject to credit risk.

High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which a Fund may invest may include high-yield, high-risk debt securities rated BB or lower by S&P Global (“S&P”), or Ba or lower by Moody’s Investors Service (“Moody’s”) or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody’s are referred to in the financial community as “junk bonds” and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody’s as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A titled “Quality Ratings of Debt Securities.” The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. A Fund may retain a security whose rating has changed or has become unrated.

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of a Fund to dispose of particular issues and may cause a Fund to incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force a Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that a Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation at the Fund level, a Fund may have to sell portfolio securities to meet distribution requirements.

The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and a Fund holds such securities, the Fund’s NAV will be adversely affected.

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A Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, a Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that a Fund purchases illiquid or restricted bonds, it may incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, a Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, a Fund will realize no cash until the cash payment date, unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, a Fund may obtain no return at all on its investment. To the extent that a Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, a Fund may temporarily and without limitation hold high-grade, short-term money market instruments, cash and cash equivalents, including repurchase agreements. A Fund also may invest in registered investment companies that are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules thereunder.

In certain instances, the Funds may engage in repurchase agreement transactions through the Fixed Income Clearing Corporation (“FICC”). FICC sells U.S. Government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement. The term of the agreement will typically be overnight or over the weekend. Each Fund, through FICC, receives delivery of the underlying U.S. Government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC were to become bankrupt, the Fund may be delayed or may incur costs or possible losses of principal and income in disposing of the collateral.

Master Limited Partnerships Risk. A Fund may invest in securities of master limited partnerships (“MLPs”). Investments in MLPs involve risks that differ from investments in common stock, including risks related to the following: a common unit holder’s limited control and limited rights to vote on matters affecting the MLP; potential conflicts of interest between the MLP and the MLP’s general partner; cash flow; dilution; and the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP’s general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding MLP common units. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

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MLPs currently do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the common unit holder’s investment. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. Due to the heavy state and federal regulations that an MLP’s assets may be subject to, an MLP’s profitability could be adversely impacted by changes in the regulatory environment.

Generally, the securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Derivatives. The Fund is prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. If the Fund does determine to invest in derivatives in the future, it will comply with Rule 18f-4 under the 1940 Act.

Additional Non-Principal Investment Strategies and Risks

Settlement Risk. Settlement systems in some markets (especially, those of developing countries) are generally less well organized than those of more developed markets. There may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be at risk because of failures or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such a situation, a default by a broker or bank that is processing the transaction may cause a Fund to suffer a loss.

Distressed Companies. A Fund may invest in, or continue to hold, debt or securities issued by distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. A bankruptcy, merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in the debt or securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Borrowing. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. A Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. A Fund may borrow from banks provided that, immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings. In the event that such asset coverage at any time falls below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Borrowing money would have the effect of temporarily leveraging a Fund’s assets and potentially exposing it to leveraged losses.

Lending Portfolio Securities. A Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. A Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day, the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited, as described in the section titled “Investment Restrictions.” Lending money or securities involves the risk that a Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk, the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.

When it loans securities, a Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of (1) negotiated loan fees; (2) interest on securities used as collateral; and/or (3) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder’s, custodian and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

For purposes of applying the limitation set forth below in the Investment Restrictions sub-section titled “Making Loans,” there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), a Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

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As of the most recent fiscal year end:

	DUSA	DFNL	DWLD	DINT
Gross income from securities lending activities (including income from cash collateral reinvestment):	$ -	$ -	$ -	$ -
Fees and/or compensation for securities lending activities and related services:	$ -	$ -	$ -	$ -
Fees paid to State Street from a revenue split for their services as securities lending agent:	$ -	$ -	$ -	$ -
	$ -	$ -	$ -	$ -
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split paid to State Street:	$ -	$ -	$ -	$ -
Administrative fees not included in revenue split:	$ -	$ -	$ -	$ -
Indemnification fees not included in revenue split:	$ -	$ -	$ -	$ -
Rebates (paid to borrowers):	$ -	$ -	$ -	$ -
Other fees not included in revenue split (specify):	$ -	$ -	$ -	$ -
Aggregate fees/compensation for securities lending activities:	$ -	$ -	$ -	$ -
Net income from securities lending activities:	$ -	$ -	$ -	$ -

Short Sales. When a Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that a Fund will be able to close out the short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that a Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If a Fund sells a security short it will either own an off-setting “long position” (an economically equivalent security which is owned) or establish a “Segregated Account” as described in this SAI.

A Fund also may make short sales “against-the-box,” in which it sells short securities it owns. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which results in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

Each Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

When-Issued and Delayed-Delivery Transactions. A Fund can invest in securities on a “when-issued” basis and can purchase or sell securities on a “delayed-delivery” basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but that are not available for immediate delivery.

When such transactions are negotiated, the price (which, generally, is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally, within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

A Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies, and not for the purpose of investment leverage. Although a Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If a Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

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At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s NAV. In a sale transaction, it records the proceeds to be received. A Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by a Fund as defensive techniques to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Cybersecurity Risk. With the increased use of technologies, such as the Internet, to conduct business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to each Fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Funds. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the Funds’ systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the Funds’ network services unavailable to Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the Funds to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While each Fund and its investment adviser have established plans and procedures designed to prevent or reduce the impact of a cybersecurity attack, there is no guarantee that these plans and procedures will be successful. There are inherent limitations in these plans and procedures given the ever changing nature of technology and cybersecurity attack tactics and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of a Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian, liquidity market maker, primary exchange, authorized participants and other financial intermediaries) may disrupt the business operations of the service providers and of the Fund, potentially resulting in financial losses; the inability of authorized participants to transact business with the Fund and of the Fund to process transactions; the inability of the Fund to calculate its NAV; violations of applicable privacy and other laws, rules, and regulations; regulatory fines and penalties; reputational damage; reimbursement or other compensatory costs; and/or additional compliance costs associated with implementation of any corrective measures. A Fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the Fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting its third-party service providers in the future, particularly as it cannot control cybersecurity plans or systems implemented by such service providers.

Securities a Fund invests in are subject to cybersecurity risks in similar ways to the Fund. A cybersecurity risk or cybersecurity event may cause a Fund’s investments in such issuers to lose value. In extreme cases, a risk or event could cause the issuer to cease business.

Segregated Accounts. A number of each Fund’s potential non-principal investment strategies may require them to establish segregated accounts. When a Fund enters into an investment strategy that would result in a “senior security,” as that term is defined in the 1940 Act, the Fund will either: (1) own an off-setting position in securities; or (2) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund’s books and records) in the amount prescribed. A Fund will maintain the value of such segregated accounts equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such accounts. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with qualifying securities and the value of the account is maintained.

A segregated account is not required when a Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account. A Fund may also use other SEC approved methods to reduce or eliminate the leveraged aspects of senior securities.

Portfolio Transactions

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Funds’ Board of Trustees. The following is a summary of the Adviser’s trading policies, which are described in Part 2 of its Form ADV. The Adviser is primarily a discretionary investment adviser. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client’s account.

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Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

Each Fund also has a Brokerage Committee, which reviews the Funds’ trading as described in the section titled “Standing Committees of the Board of Trustees.”

Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. Determining what constitutes best execution is not only quantitative, e.g., the lowest possible transaction cost, but also whether the transaction represents the best qualitative execution. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients and the payment of bona fide client expenses. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds that the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

Cross Trades. When the Adviser deems it to be advantageous, a Fund may purchase or sell securities directly from or to another client account that is managed by the Adviser. This may happen due to a variety of circumstances, including situations when a Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to a Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.

Investment Allocations. The Adviser considers many factors when allocating securities among its clients, (including the Funds) but not limited to, the client’s investment style, applicable restrictions (i.e., a restriction preventing the holding of illiquid securities), availability of securities, available cash, anticipated liquidity and existing holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including IPOs.

Clients are not assured of participating equally, or at all, in particular investment allocations. The nature of a client’s investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example, (1) large-cap value clients are unlikely to participate in IPOs of small-capitalization companies; (2) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies; (3) minimum block sizes may be optimal for liquidity, which may limit the participation of smaller accounts; (4) it is sometimes impractical for some custodians to deal with securities that are difficult to settle; and (5) private accounts and managed money/wrap accounts generally do not participate in direct purchases of foreign securities, but may participate in depositary receipts consisting of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. Generally, the Adviser allocates investments to clients utilizing a pro rata methodology. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients.

The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, (1) the Adviser receives different advisory fees from different clients; (2) the performance records of some clients are more public than the performance records of other clients; and (3) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably, the Davis Funds, Selected Funds and Clipper Fund), but do not invest their own capital in every client’s account. The majority of the Adviser’s clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to: (1) the timing of cash deposits and withdrawals to and from an account; (2) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (3) price and timing differences when buying or selling securities; and (4) the clients’ own different investment restrictions. The Adviser’s trading policies are designed to minimize possible conflicts of interest in trading for its clients.

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Limitations on Aggregate Investments in a Single Company. The Adviser’s policy is not to invest for the purpose of exercising control or management of other companies. In extraordinary circumstances, the Adviser may seek to influence management. In such an event, appropriate government and regulatory filings would be made.

Federal and state laws, as well as company documents (sometimes referred to as “poison pills”) may limit the percentage of a company’s outstanding shares which may be purchased or owned by the Adviser’s clients. This is especially true in heavily regulated industries such as insurance, banking and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these companies for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.

Order Priority. The Adviser’s trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser’s trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.

The Adviser’s trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from “bidding against itself” on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts, one sponsor at a time. Sponsors of certain model portfolios will execute trades for their clients. These model portfolio sponsors are included as a part of the wrap account trade rotation. If the Adviser has not received a response from a model portfolio sponsor within a reasonable period of time, the Adviser will resume through the trade rotation. If this occurs, it is possible that the model portfolio sponsor and the Adviser will be executing similar trades for discretionary clients. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by this trade rotation; and the compliance department monitors execution quality. However, there can be no assurance that best execution will in fact be achieved in any given transaction.

Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser’s large-cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.

Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (1) the execution of orders for clients which have directed that particular brokers be used may be delayed until the orders that do not direct a particular broker have been filled; (2) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and (3) the execution of orders which are to be bunched or aggregated.

Aggregated Trades. Generally, the Adviser’s equity portfolio managers communicate investment decisions to a centralized equity trading desk, while fixed income portfolio managers normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser’s clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser’s other client trades.

In general, all of the Adviser’s clients (excluding clients who are directing brokerage and managed account/wrap programs) seeking to purchase or sell a given security at approximately the same time will generally be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.

In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.

In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor, unless, in the Adviser’s reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor’s participating clients on a random basis that is anticipated to be equitable over time. The Adviser may, if circumstances permit, execute transactions for ETF clients through transfers-in-kind. There may be times that the Adviser is not able to aggregate transactions because of applicable law or other considerations when doing so might otherwise be advantageous.

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Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seek to place a client’s account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client’s account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.

Research Paid for with Commissions (“Soft Dollars”). The Adviser does not use client commissions, “soft dollars,” to pay for: (1) computer hardware or software, or other electronic communications facilities; (2) publications, both paper based or electronic, that are available to the general public; and (3) research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Adviser’s clients. If the Adviser determines to purchase such services, it pays for them using its own resources.

The Adviser may receive research that is bundled with the trade execution, clearing and/or settlement services provided by a particular broker-dealer. The Adviser may take into account the products and services, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm that provides: (1) important information concerning a company; (2) introductions to key company officers; (3) industry and company conferences; and (4) other value added research services. The Adviser may have an incentive to select or recommend a broker-dealer based on its interest in continuing to receive these value added research or services that the Adviser believes are useful in its investment decision-making process, but only when, in the Adviser’s judgment, the broker-dealer is capable of providing best execution for that transaction. If the Adviser were to direct brokerage to a firm providing these value added services, the Adviser may receive a benefit as it may not have to pay for the services it has received.

Research or other services obtained in this manner may be used in servicing the Adviser’s other accounts, including in connection with other Adviser client accounts other than those that pay commissions to the broker. Such products and services may disproportionately benefit other Adviser client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Adviser client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account.

The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser’s Head Trader exercises their professional judgment to determine which brokerage firm is best suited to execute any given portfolio transaction. This includes transactions executed through brokerage firms which provide the services listed above. The Adviser does not attempt to allocate soft dollar benefits to client accounts proportionately to the commissions which the accounts pay to brokerage firms which provide research services. The Adviser believes it is important to its investment decision-making to have access to independent research.

Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same price as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.

Portfolio Turnover. Because the Funds’ portfolios are managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Funds anticipate that during normal market conditions, their annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times, it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.

When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in IPOs. Active trading may result in the realization and distribution to shareholders of larger amounts of capital gains compared with a Fund with less active trading strategies, which could increase shareholder tax liability. Active trading may also generate larger amounts of short-term capital gains, which are generally taxable as ordinary income when distributed to taxable shareholders. Frequent trading also increases transaction costs which could detract from a Fund’s performance.

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Portfolio Commissions.

The Funds paid the following brokerage commissions for the Fiscal Year-Ended October 31

	2023	2022	2021
Davis Select U.S. Equity ETF
Brokerage commissions paid:	$87,380	$39,656	$128,419
Amount paid to brokers providing research:	-	-	-
Amount paid to brokers providing services to funds:	-	-	-
Davis Select International ETF
Brokerage commissions paid:	$40,006	$52,300	$144,819
Amount paid to brokers providing research:	-	-	-
Amount paid to brokers providing services to funds:	-	-	-
Davis Select Worldwide ETF
Brokerage commissions paid:	$42,457	$64,612	$222,954
Amount paid to brokers providing research:	-	-	-
Amount paid to brokers providing services to funds:	-	-	-
Davis Select Financial ETF
Brokerage commissions paid:	$13,032	$9,055	$14,017
Amount paid to brokers providing research:	-	-	-
Amount paid to brokers providing services to funds:	-	-	-

Investments in Certain Broker-Dealers. Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. Regular brokers or dealers of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (1) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (3) sold the largest dollar amounts of the Trust’s shares.

As of October 31, 2023
Fund	Broker-Dealer	Value
Davis Select U.S. Equity ETF	Wells Fargo & Co.	$18,993,635
	JPMorgan Chase & Co.	$10,168,067
Davis Select International ETF	None
Davis Select Worldwide ETF	Wells Fargo & Co.	$12,122,254
Davis Select Financial ETF	JPMorgan Chase & Co.	$9,041,542
	Wells Fargo & Co.	$7,895,737
	Charles Schwab Corp.	$1,922,410

Investment Restrictions

The Funds follow investment strategies developed in accordance with their investment objectives, policies and restrictions described in their prospectus and this SAI.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval. Where necessary, an explanation following a fundamental policy describes the Funds’ practices with respect to that policy, as permitted by governing rules, regulations and interpretations. If the governing rules, regulations and/or interpretations change, the Funds’ investment practices may change without a shareholder vote. The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such company.

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Except for the fundamental investment policies regarding borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

▪	Diversification (Davis Select International ETF & Davis Select Worldwide ETF). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, a Fund must conform with the following: (1) with respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer; or (2) invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies.

Diversification (Davis Select U.S. Equity ETF & Davis Select Financial ETF). The Funds are not required to diversify their investments.

Further Explanation of Diversification Policy. Each Fund intends to remain classified as a RIC under the Code. This requires the Funds to conform to the following: (1) at the end of each quarter of the taxable year, at least 50% of the value of a Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and “other securities.” For this purpose, “other securities” does not include investments in the securities of any one issuer that represent more than 5% of the value of a Fund’s total assets or more than 10% of the issuer’s outstanding voting securities.

▪	Concentration (Davis Select U.S. Equity ETF, Davis Select International ETF & Davis Select Worldwide ETF). The Funds may not concentrate their investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Funds may not invest 25% or more of their total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Funds generally use the Global Industry Classification Standard (“GICS”), as developed by Morgan Stanley Capital International and S&P Global, to determine industry classification. GICS presents industry classification as a series of levels (i.e., sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Adviser generally classifies companies at the “industry group” or “industry” level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the “Insurance” industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company into an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.

Concentration (Davis Select Financial ETF). The Fund concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy. Financial services are a “sector” composed of a number of “industries,” examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the financial services group of industries which together make up the financial services sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.

A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of the company’s assets, or if at least 50% of the company’s revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments (e.g., banks, insurance, and securities brokerage houses). Companies with their principal business activity in one of the following areas are considered financial services firms: banks, thrifts and mortgage, specialized finance, consumer finance, asset management, custody, investment banking, brokerage, insurance, financial exchanges and data, and mortgage REITs.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

▪	Issuing Senior Securities (All Funds). The Funds may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

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Further Explanation of Issuing Senior Securities. The Funds may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders, or letters issued thereunder. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a “Senior Security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.

▪	Borrowing (All Funds). The Funds may not borrow money, except to the extent permitted by applicable law including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. Each Fund may borrow from banks, provided that immediately thereafter the Fund has 300% asset coverage for all borrowings. Each Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. A Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

▪	Underwriting (All Funds). The Funds may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Funds may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

▪	Investments in Commodities and Real Estate (All Funds). The Funds may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Funds may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts, and options on currency contracts as described in their prospectus and SAI. A Fund may not purchase or sell real estate, except that a Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

▪	Making Loans (All Funds). The Funds may not make loans to other persons, except as allowed by applicable law including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Funds’ custodian, and similar actions are not deemed to be the making of a loan.

To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. A Fund may invest any collateral it receives in additional portfolio securities, typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations, or interest-bearing cash equivalents. A Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When a Fund lends its securities, it will require the borrower to give it collateral in cash or U.S. Government securities. A Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. A Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

Non-Fundamental Investment Policies

The Funds have adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Funds’ Board of Trustees without the approval of the Funds’ shareholders.

▪	Liquidity. The Portfolio shall be invested in publicly traded or otherwise readily marketable equity securities. A security may become illiquid after purchase. If this occurs the Adviser would attempt to liquidate a Fund’s investment in this illiquid security in an orderly fashion.

▪	High-Yield, High-Risk Securities. A Fund will not purchase debt securities rated BB or Ba, or lower (sometimes referred to as “Junk Bonds”), if the securities are in default at the time of purchase or if such purchase would then cause more than 20% of the Fund’s net assets to be invested in such lower-rated securities.

▪	Short Selling. A Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

▪	Investing for Control. A Fund does not invest for the purpose of exercising control or management of other companies.

▪	Mortgage, Pledge, Lend or Hypothecate Assets. A Fund will not mortgage, pledge, lend or hypothecate more than 33 1/3% of its total assets, taken at market value in securities lending or other activities.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 20

▪	Name Policy. Under normal circumstances, Davis Select Financial ETF invests at least 80% of net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. Under normal circumstances, Davis Select U.S. Equity ETF invests at least 80% of net assets plus any borrowing for investment purposes in equity securities issued by U.S. companies. Under normal circumstances, Davis Select Worldwide ETF and Davis Select International ETF will invest at least 40% of net assets in securities issued by companies (1) organized or located outside of the U.S.; (2) whose primary trading market is located outside the U.S.; or (3) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Each Fund will comply with its Name Policy as of the time an investment is made. If at some point a Fund no longer meets the 80% test (e.g., due to market value changes), it would not be required to sell assets, although any future investments would need to be made in a manner that tends to bring the Fund back into compliance. In addition, because the 80% test applies under “normal circumstances,” a Fund could depart from the 80% requirement to take temporary defensive positions or due to other unusual events.

Davis Select U.S. Equity ETF, Davis Select Financial ETF, Davis Select International ETF or Davis Select Worldwide ETF would provide Fund shareholders with at least 60 days’ prior notice before changing its Name Policy, as described above.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the prospectus under “Buying and Selling Shares.” The discussion below supplements, and should be read in conjunction with, such section of the prospectus.

The shares of a Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The shares trade on the Exchange at prices that may differ from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the shares of a Fund from listing if: (1) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act of 1940; (2) if following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (3) if any of the other listing requirements are not continuously maintained; (4) if a Fund has failed to file any filings required by the SEC or it is not in compliance with any exemptive order or no-action relief granted by the commission; or (5) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which the Funds’ NAV per share is calculated and the trading currency is the currency in which shares of the Funds are listed and traded on the Exchange.

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Section II:

The Trust and Key Persons

This SAI should be read in conjunction with, and supplements information available in, the prospectus.

Organization of the Trust

The Trust. Davis Fundamental ETF Trust is a business trust established in Delaware in 2016 and registered under the 1940 Act. The Trust may issue multiple series, each of which would represent an interest in its separate portfolio. Currently, there are four series: (1) Davis Select U.S. Equity ETF (“DUSA”); (2) Davis Select Financial ETF (“DFNL”); (3) Davis Select International ETF (“DINT”); and (4) Davis Select Worldwide ETF (“DWLD”). For some issues, such as the election of

Trustees, all of the Trust’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

The Trust does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 2/3 of the voting power that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meetings to the extent required by applicable Delaware law or SEC rules and regulations then in effect.

Trustees and Officers

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees (the “Board”). The Board is comprised of three members, one of whom is an “interested person” (as such term “interested person” is defined in the 1940 Act) and two of whom are not interested persons (referred to herein as “Independent Trustees”). One Independent Trustee was previously an Officer to the Adviser and its affiliates. The Board establishes each Fund’s policies and meets regularly to review the activities of the Officers, who are responsible for day-to-day operations of the Funds, the Adviser, and certain other service providers. The Board approves all significant agreements between each Fund and those companies that furnish services to the Funds. Trustees are elected and serve until their successors are elected and qualified. Information about the Trustees, including their business addresses, dates of birth, principal occupations during the past five years and other current Directorships of publicly traded companies or funds, are set forth in the table below.

Kenneth Eich serves as the Chairman of the Board. The Independent Trustees have designated a Lead Independent Trustee, who functions as a liaison between the Chairman of the Board and the other Independent Trustee(s). The Lead Independent Trustee presides at all Executive Sessions of the Independent Trustees, reviews and provides input on Board meeting agendas and materials, and typically represents the Independent Trustees in discussions with Davis Advisors management. Ralph Egizi currently serves as Lead Independent Trustee. The Board has reviewed and determined that its leadership and committee structure is appropriate. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees, as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of each Fund’s shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and at the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Trustees

For the purposes of their service as Trustees to the Trust, the business address for each of the Trustees is:

2949 East Elvira Road, Suite 101, Tucson, AZ 85756.

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Name, Date of Birth, Position Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
Ralph J. Egizi (03/31/1948) Trustee since 2016	President, EGZ International, LLC (investment and financial consulting company); Director, Benefits Finance and Investments, Eastman Chemical Company (manufacturer of chemicals, fibers and plastics), from 1999 to 2013	4	None
Thomas D. Tays (03/07/1957) Trustee since 2016	Retired. Chief Legal Officer, Davis Selected Advisers, L.P. from 1997 to 2013	4	None
Interested Trustee:
Kenneth C. Eich (08/14/1953) Trustee since 2016	Chief Operating Officer, Davis Selected Advisers, L.P.	4	None

Independent Trustees’ Compensation

Independent Trustees receive an annual retainer for their service. During the fiscal year ended October 31, 2023, the compensation paid to the Independent Trustees is provided in the table below. The Trustees receive no pecuniary retirement benefits accrued as Fund expenses. Interested Trustees are not compensated by the Funds.

Independent Trustees	DUSA	DFNL	DWLD	DINT	Aggregate Fund Compensation(1)	Total Complex Compensation(2)
Ralph J. Egizi	$8,988	$4,520	$6,531	$3,961	$24,000	$24,000
Thomas D. Tays	$8,988	$4,520	$6,531	$3,961	$24,000	$24,000
(1)	“Aggregate Fund Compensation” is the aggregate compensation paid for service as a Trustee by all series of the Trust.
(2)	“Total complex compensation” is the aggregate compensation paid for service as a Trustee by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

Officers

All Officers of the Trust (including the Interested Trustee/Chairman) hold positions as executive officers with the Adviser and its affiliates, including the Sub-Adviser, Davis Distributors, LLC, Davis Investments, LLC (the sole general partner of the Adviser) and other affiliated companies. The Trust does not pay salaries to any of its Officers. Each of the Trust’s Officers serves for one year, and until their successor is elected and qualified.

Lisa Cohen (born 04/25/89, Officer of Davis Fundamental ETF Trust since 2021). Vice President and Secretary of the Davis Fundamental ETF Trust (consisting of four portfolios), Davis Funds (consisting of thirteen portfolios), Selected Funds (consisting of two portfolios) and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser. Prior to assuming these positions, Ms. Cohen worked for Honeywell International, Inc. (01/2020-06/2021) and as an attorney at Davis Selected Advisers, L.P. (12/2015-01/2020).

Christopher Davis (born 07/13/65, Officer of Davis Fundamental ETF Trust since 2016). President of the Davis Fundamental ETF Trust (consisting of four portfolios), Davis Funds (consisting of thirteen portfolios), Selected Funds (consisting of two portfolios) and Clipper Funds Trust (consisting of one portfolio); Director Davis Funds, Selected Funds and Clipper Fund; Chairman, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.

Kenneth Eich (born 08/14/53, Officer of Davis Fundamental ETF Trust since 2016). Executive Vice President and Principal Executive Officer of the Davis Fundamental ETF Trust (consisting of four portfolios), Davis Funds (consisting of thirteen portfolios), Selected Funds (consisting of two portfolios) and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas Haines (born 03/04/71, Officer of Davis Fundamental ETF Trust since 2016). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Davis Fundamental ETF Trust (consisting of four portfolios), Davis Funds (consisting of thirteen portfolios), Selected Funds (consisting of two portfolios) and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Michaela McLoughry (born 03/21/81, Officer of Davis Fundamental ETF Trust since 2023). Vice President and Chief Compliance Officer of the Davis Fundamental ETF Trust (consisting of four portfolios), Davis Funds (consisting of thirteen portfolios), Selected Funds (consisting of two portfolios) and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser. Prior to assuming these positions, Ms. McLoughry spent nearly 18 years in the Fund Accounting department at Davis Selected Advisers, L.P.

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Jeffrey M. Pittman (born 03/03/72, Officer of Davis Fundamental ETF Trust since 2021). Assistant Secretary of the Davis Fundamental ETF Trust (consisting of four portfolios); Assistant Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser. Prior to assuming these positions, Mr. Pittman spent 12 years in the Legal department at Davis Selected Advisers, L.P.

Standing Committees of the Board of Trustees

Although the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership, including with respect to the diversity of candidates for Board membership. Candidates for Board membership nominated by shareholders are not treated differently than candidates nominated from other sources. The Board believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of each Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees; qualified candidates will be people of proven character and talent who have achieved notable success in their professional careers. The specific talents that the Nominating Committee of the Board seeks in a candidate depend to a great extent upon the Board’s needs at the time a vacancy occurs.

The table above provides the professional experience of each Trustee on an individual basis. This disclosure includes the length of time serving the Funds, other directorships held and their principal occupation during the past five years. Each of the Trustees has spent a significant amount of their professional career working with registered investment companies. For this reason they have become familiar with the regulatory and investment matters that may impact the Funds. This experience contributes to the Trustees’ deliberations. In light of the Funds’ business and structure, the Board believes the experience of each Trustee is beneficial for overseeing the business of each Fund. Moreover, the Board believes that the different experiences and backgrounds of the Trustees are complementary and enhance the Board’s ability to oversee the each Fund’s affairs.

Audit Committee. The Board has established an Audit Committee, which is comprised entirely of Independent Trustees (Thomas Tays, Chair; and Ralph Egizi). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Trust. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the year ended October 31, 2023.

The Board of Trustees has determined that Thomas Tays is the Trust’s Independent Audit Committee Financial Expert, pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the 1940 Act. In their deliberations, the Board of Trustees considered Mr. Tays’ (1) professional experience; (2) independence as defined in Item 3 of Form N-CSR; and (3) integrity and absence of disciplinary history.

Nominating Committee. The Trust has a Nominating Committee, which is comprised entirely of Independent Trustees (Ralph Egizi, Chair; and Thomas Tays), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Trustees annually. Each Trustee serves until retirement, resignation, death or removal. The Nominating Committee met one time during the year ended October 31, 2023. The Nominating Committee reviews and nominates persons to serve as members of the Board of Trustees, and reviews and makes recommendations concerning the compensation of the Independent Trustees. The Chairperson of the Nominating Committee (1) presides over Executive Sessions of the Independent Trustees of the Funds, in addition to presiding over meetings of the committee; (2) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (3) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; and (4) has such other responsibilities as the Board or Independent Trustees shall determine. The Nominating Committee has a charter. When the Board is seeking a candidate to become a Trustee, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Fundamental ETF Trust, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.

Brokerage Committee. The Trust has a Brokerage Committee, which is comprised entirely of Independent Trustees (Ralph Egizi, Chair; and Thomas Tays), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met one time during the year ended October 31, 2023. The Brokerage Committee reviews and makes recommendations concerning the Trust’s portfolio brokerage and trading practices.

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Risk Oversight

As a registered investment company, the Funds are subject to a variety of risks, including investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks (i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds).

Day-to-day management of the Trust, including risk management, is the responsibility of each Fund’s contractual service providers, including each Fund’s Adviser, Sub-Adviser, as applicable, the Distributor, Custodian and Transfer Agent. Each of these entities is responsible for specific portions of each Fund’s operations, including the processes and associated risks relating to each Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Board oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks.

As part of its overall activities, the Board reviews the management of each Fund’s risk management structure by various departments of the Adviser, including Portfolio Management, Fund Operations, Legal and Internal Audit, as well as by the Trust’s Chief Compliance Officer (“CCO”). The responsibility to manage each Fund’s risk management structure on a day-to-day basis is within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and CCO. In addressing issues regarding the Trust’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Trust’s CCO, who is accountable and reports directly to the Board. Various personnel, including the Trust’s CCO, the Adviser’s management, and other service providers (such as the independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters.

The Trust’s CCO assists the Board in overseeing the significant investment policies of the relevant Fund. The CCO monitors these policies. The Board receives and considers the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. The Board also receives and considers reports from the Trust’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures. Each Committee presents reports to the Board that may prompt further discussion of issues concerning the oversight of the Trust’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process.

Trustees’ Fund Holdings

The information in the table below discloses (1) the dollar ranges of each Trustee’s beneficial ownership in each Fund; and (2) each Trustee’s aggregate beneficial ownership in all Funds within the Davis Fundamental ETF complex, as of December 31, 2023.

Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

Independent Trustees	Davis Select U.S. Equity ETF	Davis Select Financial ETF	Davis Select International ETF	Davis Select Worldwide ETF	Total Invested in All Funds(1)
Ralph J. Egizi	-	$1-10,000	$1-10,000	$1-10,000	$1-10,000
Thomas Tays	$10,000-50,000	$10,000-50,000	$10,000-50,000	$10,000-50,000	$50,001-100,000

Interested Trustee	Davis Select U.S. Equity ETF	Davis Select Financial ETF	Davis Select International ETF	Davis Select Worldwide ETF	Total Invested in All Funds(1)
Kenneth Eich	$10,001-50,000	$10,001-50,000	$10,001-50,000	$10,001-50,000	$50,001-100,000

(1)	Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual Trustee and managed by Davis Selected Advisers, L.P.

Independent Trustees’ Affiliations and Transactions

None of the Independent Trustees (or their immediate family members) own any securities issued by the Trust’s investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter, referred to as the “Adviser and its affiliates”). Mr. Eich owns partnership units (directly, indirectly or both) in the Adviser and is considered to be an Interested Trustee.

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None of the Independent Trustees (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser or in the Adviser and its affiliates.

None of the Independent Trustees (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party, including any Davis Fundamental ETF Trust, an officer of the Davis Fundamental ETF Trust, or any fund managed by the Adviser or in the Adviser and its affiliates.

None of the Independent Trustees (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party, including any Davis Fundamental ETF Trust, an officer of the Davis Fundamental ETF Trust, or any fund managed by the Adviser or in the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors/trustees of a company where any Trustee of the Funds (or any of the Trustees’ immediate family members) served as an officer.

Certain Shareholders of the Funds

As of December 31, 2023, Officers and Trustees, as a group, owned the following percentages of shares issued by the Funds(1):

Officers and Trustees
Davis Select U.S. Equity ETF	*
Davis Select Financial ETF	*
Davis Select Worldwide ETF	*
Davis Select International ETF	*

(1)	This percentage does not include investments controlled indirectly, including holdings by Davis Selected Advisers, L.P.
*	Indicates that Officers and Trustees as a group owned less than 1% of the outstanding shares of the indicated shares.

An Authorized Participant may hold of record more than 25% of the outstanding shares of each Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the “Agent”) the power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the voting Fund.

The following table sets forth as of January 31, 2024, the name and holdings of each person known by Davis Fundamental ETF Trust to be a record owner of more than 5% of the outstanding shares of each Fund. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of each Fund’s total outstanding shares. Shareholders owning a significant percentage of a Fund’s shares do not affect the voting rights of other shareholders.

	Name of Shareholders Owning More Than 5% of Fund	Percent Outstanding
DUSA	Davis Selected Advisers, L.P.	29.17%
	Morgan Stanley Smith Barney	25.99%
	NFS LLC	12.69%
	Pershing	5.33%
	Charles Schwab	5.29%

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DFNL	Davis Selected Advisers, L.P.	35.43%
	Morgan Stanley Smith Barney	16.26%
	LPL LLC	6.98%
	NFS LLC	5.69%
	Charles Schwab	5.07%
DWLD	Morgan Stanley Smith Barney	21.61%
	Davis Selected Advisers, L.P.	21.42%
	Pershing	8.38%
	Charles Schwab	7.79%
	NFS LLC	7.40%
	RBC Capital Markets	6.75%
	Stifel	5.43%
DINT	Davis Selected Advisers, L.P.	45.71%
	Raymond James	12.90%
	LPL LLC	10.85%
	Morgan Stanley Smith Barney	8.45%
	Charles Schwab	7.28%

Investment Advisory Services

Davis Selected Advisers, L.P. and Davis Selected Advisers – NY, Inc. Davis Selected Advisers, L.P. (the “Adviser”), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for each Fund. The Adviser is also responsible for managing each Fund’s business affairs and providing day-to-day administrative services to the Funds. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher Davis, is the Adviser’s sole general partner. Mr. Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Selected Advisers – NY, Inc., a wholly owned subsidiary of the Adviser, serves as sub-adviser to and performs investment management, research and other services for the Davis Fundamental ETF Trust on behalf of the Adviser, under the agreement with the Adviser. All fees paid to the Sub-Adviser are paid by the Adviser.

Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers – NY, Inc. Pursuant to an Advisory Agreement, each Fund pays the Adviser a fee at the annual rate of 0.55% of average net assets.

Expense Cap. The Adviser is contractually committed to waive fees and/or reimburse each Fund’s expenses to the extent necessary to cap total annual fund operating expenses at 0.65% for Davis Select U.S. Equity ETF, Davis Select Financial ETF, and Davis Select Worldwide ETF and at 0.75% for Davis Select International ETF until March 1, 2025. After that date, there is no assurance that the Adviser will continue to cap expenses.

The aggregate fees paid to the Adviser during the last three fiscal years are show below.

	2023	2022	2021
Davis Select U.S. Equity ETF	$1,894,524	$1,923,826	$1,992,680
Davis Select International ETF	$847,327	$913,948	$1,585,684
Davis Select Worldwide ETF	$1,377,607	$1,627,829	$2,100,445
Davis Select Financial ETF	$922,870	$1,052,490	$1,059,614

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For the fiscal year end periods shown below, the Adviser reimbursed the following amounts:

	2023	2022	2021
Davis Select U.S. Equity ETF	$0	$0	$0
Davis Select International ETF	$0	$0	$0
Davis Select Worldwide ETF	$0	$0	$0
Davis Select Financial ETF	$0	$0	$0

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60-days’ written notice by the Board of Trustees, the vote of the holders of a majority of the Funds’ outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds’ Board of Trustees or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Trustees who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Funds, which are discussed above under “Portfolio Transactions.”

The Sub-Adviser performs research and other services on behalf of the Adviser. The Adviser pays all of the Sub-Adviser’s direct and indirect costs of operation. All fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds’ Board of Trustees, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Trustees of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transactions and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws.

Approval of the Advisory and Sub-Advisory Agreements. The Board of Trustees is scheduled to meet four times a year. The Trustees believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees. A discussion of the Trustees’ considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Funds’ next annual or semi-annual report following the annual approval.

Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Funds. While the Trust’s portfolios may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in expense ratios and cash flows.

Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Trust have adopted a Code of Ethics, meeting the requirements of Rule 17j-1 under the 1940 Act that regulate the personal securities transactions of the Adviser’s investment personnel, other employees and affiliates with access to information regarding securities transactions of the Funds. Such employees may invest in securities, including securities that may be purchased or held by the Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.

Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or the Financial Industry Regulatory Authority (“FINRA”) regarding industry practices.

Proxy Voting Policies and Record. The Board of Trustees has directed the Adviser to vote each Fund’s portfolio securities in conformance with the Adviser’s Proxy Voting Policies and Procedures. These policies and procedures are summarized in Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds’ website, www.davisetfs.com, by calling Davis Fundamental ETF Trust’s Investor Services at 1-800-279-0279 or on the Commission’s website, www.sec.gov.

Portfolio Managers

Davis Select U.S. Equity ETF. The portfolio managers of Davis Select U.S. Equity ETF are Christopher Davis and Danton Goei. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Davis Select Financial ETF. The portfolio managers of Davis Select Financial ETF are Christopher Davis and Pierce Crosbie. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Davis Select Worldwide ETF & Davis Select International ETF. The portfolio manager of Davis Select Worldwide ETF and Davis Select International ETF is Danton Goei. Mr. Goei is the person primarily responsible for investing the Funds’ assets on a daily basis.

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Accounts Managed as of October 31, 2023

Portfolio Managers	Dollar Range of Fund Shares Owned(5)	Number of other RICs(2) for which portfolio manager is a manager	Assets(1) in other RICs for which portfolio manager is a manager (in millions)	Number of OPIV(3)	Assets(1) in OPIV(3) in millions	Number of OA(4)	Assets in OA(4) in millions
Davis Select U.S. Equity ETF
Christopher Davis	$50,001 - $100,000	10	$9,738.7	2	$358.3	34	$6,770.2
Danton Goei	$50,001 - $100,000	10	$9,493.9	4	$555.9	34	$6,698.7
Davis Select Financial ETF
Christopher Davis	over $1 million	10	$9,934.7	2	$358.3	34	$6,770.2
Pierce Crosbie	$100,001 - $500,000	3	$766.7	0	$0	2	$387.1
Davis Select International ETF
Danton Goei	$500,001 - $1 million	10	$9,699.3	4	$555.9	34	$6,698.7
Davis Select Worldwide ETF
Danton Goei	$500,001 - $1 million	10	$9,602.7	4	$555.9	34	$6,698.7

(1)	“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ portfolio managers may exceed the total assets managed by Davis Advisors.
(2)	“RIC” means Registered Investment Company.
(3)	“OPIV” means Other Pooled Investment Vehicles.
(4)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
(5)	Ownership disclosure is made using the following ranges: None; (F) $1 - $10,000; (E) $10,001 - $50,000; (D) $50,001 - $100,000; (C) $100,001 - $500,000; (B) $500,001 - $1 million; (A) over $1 million.

Structure of Compensation

Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.

Danton Goei’s and Pierce Crosbie’s compensation for services provided to the Adviser consists of: (1) a base salary; (2) an annual discretionary bonus; (3) awards of equity (“Units”) in Davis Selected Advisers, L.P., including Units and/or phantom Units; (4) an incentive plan whereby the Adviser purchases shares in certain mutual funds managed by the Adviser, which vest based on the passage of time provided that the Portfolio manager is still employed by the Adviser; and (5) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. In the case of fund shares purchased as described above in (5), at the end of specified periods, generally five-years following the date of purchase, some, all or none of the Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages, including life insurance, health insurance and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection and Fund investments. Portfolio managers and other investment professionals may be privy to the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by portfolio managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers. For example, many of Davis Advisors’ portfolio managers focus on a small set of model accounts, with similar accounts being managed by investing in the same securities and using the same investment weightings that are used in connection with the management of the model accounts.

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If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. Large clients may generate more revenue for the Adviser than do smaller accounts. Accounts that pay higher management fees usually generate more revenue than accounts of the same size paying lower management fees. A portfolio manager may be faced with a conflict of interest when allocating limited investment opportunities given the benefit to the Adviser of favoring accounts that pay a higher fee or generate more income for the Adviser. To deal with these situations, the Adviser has adopted procedures for allocating limited investment opportunities across multiple accounts.

With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. A portion of a portfolio manager’s compensation may include awards of equity in Davis Advisors. A portfolio manager may face a conflict of interest given that the Adviser is more heavily invested in some funds than in other funds. A portion of the portfolio manager’s compensation may also include an incentive plan whereby the Adviser purchases shares in certain funds managed by Davis Advisors. A portfolio manager may face a conflict of interest given that their long-term compensation may be more heavily determined by the performance of one fund, or portion of a fund, than by another fund that he also manages. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

Davis Advisors expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to: (1) the timing of cash deposits and withdrawals to and from an account; (2) the possibility that Davis Advisors may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (3) price and timing differences when buying or selling securities; and (4) clients pursuing similar investment strategies but imposing different investment restrictions. Davis Advisors has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.

Conflicts of interest may also arise regarding proxy voting. Davis Advisors has adopted written proxy voting policies designed to minimize possible conflicts of interest when voting proxies on behalf of its clients.

Certain Portfolio Managers may serve on the board(s) of public companies where they, from time to time, may have access to material, non-public information (“MNPI”). Davis Advisors has instituted policies and procedures to ensure that these Portfolio Managers will not be able to utilize MNPI for their own benefit or for any of the accounts they manage.

Disclosure of Portfolio Holdings

Portfolio Holdings Information is Protected. Information about each Fund’s portfolio holdings is proprietary information that the Adviser is committed to protecting. Each Fund has adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis, except to qualified persons rendering services to the Fund that require that those persons receive information concerning the Fund’s portfolio holdings. Neither the Funds nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.

Public Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Distributor and the Administrator will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (1) to a party for a legitimate business purpose related to the day-to-day operations of the Fund, including (a) a service provider, (b) the stock exchanges upon which the ETF is listed, (c) the NSCC, (d) the Depository Trust Company (“DTC”), and (e) financial data/research companies such as Morningstar, Bloomberg L.P. and Reuters; or (2) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

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Book Entry Only System

The following information supplements, and should be read in conjunction with, the section in the Funds’ prospectus titled “Buying and Selling Shares.”

DTC acts as securities depositary for the shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of the shares of each Fund held by each DTC Participant. The Trust, either directly or through a third-party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third-party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Other Important Service Providers

The Distributor. Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor for the Funds’ shares pursuant to a Distribution Agreement dated October 5, 2016 (the “Distribution Agreement”).

Pursuant to the Distribution Agreement, each Fund appointed the Distributor to be its agent for the distribution of the Fund’s shares on a continuous offering basis. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants.

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The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by each Fund. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund over another investment.

Custodian. State Street Bank and Trust Company (“State Street” or the “Custodian”), One Congress Street, Suite 1, Boston, MA 02114-2016, serves as custodian of the Funds’ assets. The Custodian maintains all of the instruments representing each Fund’s investments and all cash.

Transfer Agent. State Street also serves as each Funds’ transfer agent.

Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”), 4200 Wells Fargo Center, 90 South 7th Street, Minneapolis, MN 55402, serves as each Fund’s independent registered public accounting firm. KPMG audits each Fund’s financial statements and financial highlights, performs other related audit services, and meets with the Audit Committee of the Board of Trustees.

KPMG also acts as the independent registered public accounting firm to certain other funds advised by the Adviser. In addition, KPMG prepares each Fund’s federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to each Fund must be pre-approved by the Audit Committee.

Counsel. Greenberg Traurig, LLP, 1144 15th Street, Suite 3300, Denver, CO, 80202, serves as counsel to each Fund and also serves as counsel for the Independent Trustees.

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Section III:

Purchase and Redemption of Creation Units

This SAI should be read in conjunction with, and supplements information available in, the Funds’ prospectus.

Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities included in a Fund or in cash for the value of such securities. The value of each Fund is determined once each business day, as described under the “Valuation of Portfolio Securities” section in the Funds’ prospectus. The Creation Unit size for a Fund may change. Authorized Participants will be notified of such change. The principal consideration for creations and redemptions for a Fund is set forth in the table below:

	Creation*	Redemption*
Davis Select U.S. Equity ETF	In-Kind	In-Kind
Davis Select Financial ETF	In-Kind	In-Kind
Davis Select International ETF	In-Kind	In-Kind
Davis Select Worldwide ETF	In-Kind	In-Kind

*	May be revised at any time without notice

Purchase (Creation). The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business. In some instances a Fund may accept an order to purchase shares on the next Business Day (a “T-1 Order”). A T-1 Order must be submitted in proper form to the Transfer Agent on the prior Business Day in the manner set forth in the Participant Agreement and/or order form. The order cut off time is subject to change. An Authorized Participant should consult with the Distributor.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of either (1) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, generally constituting a substantial replication, or a portfolio sampling representation, of the securities included in a Fund and the Cash Component (defined below), computed as described below; or (2) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. While the Deposit Securities will generally represent a pro-rata replication of the portfolio the Fund also reserves the right to require a custom basket of securities. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component,” which may include a Dividend Equivalent Payment, is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of a Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

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The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes, as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund. Information regarding a Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security (1) may not be available in sufficient quantity for delivery; (2) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (3) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (4) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (5) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to (1) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (2) include or remove Deposit Securities from the basket, such as for efficient tax management of the portfolio (“custom orders”). The adjustments described above will also reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (1) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC)(the “Clearing Process”), a clearing agency that is registered with the SEC; or (2) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. Except in the case of a T-1 Order, the date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, a Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit

Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

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The order shall be deemed to be received on the Business Day on which the order is placed (except in the case of a T-1 Order as described herein), provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities, as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form, since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component, plus (2) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian, or purchased by the Trust, and deposited into the Trust. In addition, a transaction fee, as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (1) the order is not in proper form; (2) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (3) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (4)  the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (5) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (6) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include: (1) acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; (2) market conditions or activities causing trading halts; (3) systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System or any other participant in the creation process; and (4) other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

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Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge, as set forth in the prospectus or this SAI or as provided to Authorized Participant from time to time. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Procedures for Redemption of Creation Units. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth in the prospectus under “How Your Shares are Value,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of a Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked-to-market daily).

With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV.

An Authorized Participant submitting a redemption request is deemed to repeat representations set forth in the Authorized Participant Agreement upon each redemption request. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security, included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

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The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Required Early Acceptance of Orders. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain series of the Trust may require orders to be placed up to one or more Business Days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. Orders to purchase shares of such funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

Creation and Redemption Transaction Fees. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional fee or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Transaction Fee (1)(2)
Davis Select U.S. Equity ETF	$400
Davis Select Financial ETF	$400
Davis Select International ETF	$400
Davis Select Worldwide ETF	$400

(1)	From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
(2)	In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

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Section IV:

General Information

This SAI should be read in conjunction with the Funds’ prospectus. This SAI supplements the information available in the prospectus.

Determining the Price of Shares

The prospectus describes procedures used to determine the NAV. This SAI supplements that discussion.

Valuation of Portfolio Securities. The valuation of each Fund’s portfolio securities is described in the Funds’ prospectus and annual report.

Dividends and Distributions

The Funds’ prospectus describes the Funds’ dividend and distribution policies. This SAI supplements that discussion.

Each Fund intends to pay out dividends, if any, on an annual basis. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. A Fund may occasionally be required to make supplemental distributions. Distributions in cash may be reinvested automatically in additional whole shares, only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Capital Stock. Each Fund issues shares of beneficial interest, with no par value. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

The Trust is not required to and does not intend to hold annual meetings of shareholders. The Trust’s Declaration of Trust (the “Declaration”), requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees the authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or a Fund without shareholder approval if the 1940 Act would not require such approval. Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder.

Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

The Trustees establish the number of Trustees and may fill vacancies on the Board, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. “Cause” requires willful misconduct, dishonesty, fraud or a felony conviction. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Under the Declaration, by becoming a shareholder of a Fund, each shareholder is expressly held to have agreed to be bound by the provisions of the Declaration and the Trust’s By-Laws. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. Shareholders may be required to disclose information on direct or indirect ownership of Fund shares in order to comply with various laws applicable to a Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

In order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions, the Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly. Consistent with applicable Delaware law, prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for their services as a Trustee. If a demand is rejected, the complaining shareholder may be responsible for the Fund’s costs and expenses if a court determines that a derivative action was made without reasonable cause or for an improper purpose, if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration or if a direct action is dismissed by a court for failure to state a claim. Any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law and any action commenced by a shareholder may be brought only in the U.S. District Court for the District of Delaware or if any such action may not be brought in that court, then in the Delaware Court of Chancery (the “Chosen Courts”), under the terms of the Declaration. Except as prohibited by law, if a shareholder commences an applicable action in a court other than a Chosen Court, the shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action.

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The Declaration specifically provides, however, that no provision of the Declaration is effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the Securities Act of 1933, as amended, the Securities Exchange act of 1934, as amended, or the 1940 Act, or any rule, regulation or order of the SEC thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

The Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in their capacity as Trustee is not personally liable to any person other than the Trust or its series, in connection with the affairs of the Trust or for any act, omission or obligation of the Trust. A Trustee is liable only for their own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties involved in the conduct of their office. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that they did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as Chair of the Board of Trustees or of a committee of the Board of Trustees, Lead Independent Trustee, or Audit Committee Financial Expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder inquiries may be made by writing to the Trust, c/o the Adviser, Davis Selected Advisers, L.P., at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

Federal Income Taxes

The Funds’ prospectus provides a general discussion of federal income taxes. This SAI supplements that discussion.

This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult their own tax adviser regarding the effect of federal, state and local taxes on any investment in a Fund.

If a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (1) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (2) at the close of each quarter of each Fund’s taxable year: (a) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of each Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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If, for any taxable year, a Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (1) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (2) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; (2) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by a Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned their Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

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For non-corporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States), or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds their shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. A Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, who has failed to certify that they are a U.S. person (including a resident alien) or who fails to certify that they are not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (the “IRS”).

Federal Tax Treatment of Certain Fund Investments. Transactions of a Fund in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, and/or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund.

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Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Gain or loss from Section 1256 contracts that are required to be marked-to-market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

With respect to investments in zero coupon securities that are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because a Fund intends to distribute substantially all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income that may occur at a time when the Adviser would not have chosen to sell such securities and that may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the value of a Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing their taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if (1) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b); (2) if the Fund invests in REITs that hold residual interests in REMICs; (3) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or in a REIT that has a subsidiary that is a TMP; or (4) if the Fund holds residual interests in REMICs.

Non-U.S. Investors. In general, dividends, other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends, unless (1) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (2) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

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Ordinary dividends, redemption payments and certain Capital Gain Dividends paid after June 30, 2014 to a non-U.S. shareholder that fails to meet certain requirements or make certain required certifications are generally subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments, proceeds of sales in respect of Fund shares and certain Capital Gain Dividends is currently scheduled to begin on January 1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in a Fund should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis, only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (1) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange; and (2) the sum of the exchanger’s aggregate basis in the securities surrendered and any cash paid for such Creation Units. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units by an Authorized Participant who does not mark-to-market its holdings may not be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 43

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of a Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents

Among other disclosures, the Funds’ most current prospectus, SAI, annual and semi-annual reports, and other documents describe (1) the procedures that the Funds follow when interacting with shareholders; and (2) shareholders’ rights. The Funds’ procedures and shareholders’ rights may change from time to time to reflect changing laws, rules and operations. The Funds’ prospectus and other disclosure documents will be amended from time to time to reflect these changes.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 44

Appendix A:

Quality Ratings of Debt Securities

Moody’s Credit Ratings

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper medium-grade-obligations and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

S&P Global’s Credit Ratings

AAA – Extremely strong capacity to meet financial commitments. Highest rating.

AA – Very strong capacity to meet financial commitments.

A – Strong capacity to meet financial commitments, but somewhat susceptible to adverse economic conditions and changes in circumstances.

BBB –Adequate capacity to meet financial commitments, but more subject to adverse economic conditions.

BBB- – Considered lowest investment-grade by market participants.

BB+ – Considered highest speculative-grade by market participants.

BB – Less vulnerable in near-term but faces major ongoing uncertainties to adverse business, financial and economic conditions.

B – More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

CCC – Currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments.

CC – Highly vulnerable; default has not yet occurred, but is expected to be a virtual certainty.

C – Currently highly vulnerable to non-payment, and ultimate recovery is expected to be lower than that of higher rated obligations.

D – Payment default on a financial commitment or breach or an imputed promise; also used when a bankruptcy petition has been filed or similar action taken.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 45

Appendix B:

Summary of the Adviser’s Proxy Voting Policies and Procedures

Davis Selected Advisers, L.P. (the “Adviser”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, the Adviser takes into consideration its duty to clients and all other relevant facts known to the Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio managers for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services. While the Proxy Oversight Group may consider information from many sources, there is no requirement that it consider each source and the Proxy Oversight Group shall have the discretion in its professional judgement to determine each matter to be voted on. The Adviser may utilize research provided by an independent third-party proxy advisory firm. As a policy, the Adviser does not follow the voting recommendations provided by these firms.

Clients may obtain a copy of the Adviser’s Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85756

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that the Adviser will consider in evaluating proxy issues are: (1) the company’s or management’s long-term track record of creating value for shareholders. In general, the Adviser will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of a management with a poor record; (2) whether, in the Adviser’s estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (3) whether a poor record of long term performance resulted from poor management or from factors outside of management’s control.

Other factors which the Adviser consider may include:

▪	Shareholder oriented management. One of the factors that the Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. The Adviser’s research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

▪	Allow responsible management teams to run the business. Because the Adviser tries generally to invest with “owner oriented” managements (see above), it will vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from its initial assessment indicates otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams the appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, the Adviser opposes proposals that limit management’s ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

▪	Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser will support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser will generally oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and re-pricing of options.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 46

▪	Support compensation policies that reward management teams appropriately for performance. The Adviser believes that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In the Adviser’s view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where the Adviser feels that the compensation practices at companies the Funds own are not acceptable, the Adviser will exercise its discretion to vote against compensation committee members and specific compensation proposals.

The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser’s Proxy Policies and Procedures provide additional explanation of the analysis which the Adviser may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when the Adviser has business interests that may not be consistent with the best interests of its client. The Adviser’s Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

▪	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;
▪	The Adviser may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;
▪	The Adviser may obtain guidance from an independent third-party;
▪	The potential conflict may be immaterial; or
▪	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

STATEMENT OF ADDITIONAL INFORMATION | DAVIS FUNDAMENTAL ETF TRUST | 47

Davis Fundamental ETF Trust

PART C

OTHER INFORMATION

Item 28.	Exhibits:

(a)(1)	Amended and Restated Declaration of Trust dated June 24, 2016 of Davis Fundamental ETF Trust (the “Registrant”). Incorporated by reference to registration statement filed on Edgar August 11, 2016.

(a)(2)	Certificate of Designation of Davis Select International ETF. Incorporated by reference to registration statement filed on Edgar December 6, 2017.

(b)	Bylaws of Registrant dated March 17, 2016. Incorporated by reference to registration statement filed on Edgar August 11, 2016.

(c)	Not applicable.

(d)	Investment Advisory Agreement between Registrant and Davis Selected Advisers, L.P. and Investment Sub-Advisory Agreement between Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Incorporated by reference to registration statement filed on Edgar October 6, 2016.

(i) Investment Advisory Agreement between Registrant and Davis Selected Advisers, L.P. and Investment Sub-Advisory Agreement between Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. including Schedule A as Amended December 31, 2017. Incorporated by reference to registration statement filed on Edgar February 27, 2018.

(e)	Distribution Agreement between Registrant and Foreside Fund Services, LLC. Incorporated by reference to registration statement filed on Edgar October 6, 2016.

(f)	Not applicable.

(g)	Custody Agreement between Registrant and State Street Bank and Trust. Incorporated by reference to registration statement filed on Edgar October 6, 2016.

(i) Amendment to Custody Agreement between Registrant and State Street Bank and Trust to add Davis Select International ETF. Incorporated by reference to registration statement filed on Edgar February 27, 2018.

(h)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust. Incorporated by reference to registration statement filed on Edgar October 6, 2016.

(i) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust to add Davis Select International ETF. Incorporated by reference to registration statement filed on Edgar February 27, 2018.

(i)*	Opinion and Consent of Greenberg Traurig, LLP.

(j)*	Consent of independent registered public accountants.

(k)	Not applicable.

(l)	Subscription Agreement between the Registrant and Davis Selected Advisers, L.P. Incorporated by reference to registration statement filed on Edgar November 25, 2016.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics of Registrant and Davis Selected Advisers, L.P. Incorporated by reference to registration statement filed on Edgar February 28, 2019.

(p)(2)	Code of Ethics of Foreside Financial Group, LLC. Incorporated by reference to registration statement filed on Edgar February 28, 2019.

(q)	Other Exhibits. Power of Attorney for all Davis Fundamental ETF Trust Trustees and signing officers dated August 2021 appointing Lisa Cohen as attorney-in-fact. Incorporated by reference to registration statement filed on Edgar January 3, 2022.

* filed herein

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Pursuant to Delaware Code Ann. Title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Section 8.4 of Article 8 of the Registrant’s Declaration of Trust provides:

The Trust shall indemnify to the fullest extent permitted by law each of its Trustees, former Trustees, Trustees emeritus, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), and may indemnify its employees and agents, against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he or she may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of such Indemnified Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be promptly paid from time to time, and the expenses of the Trust’s employees or agents may be paid from time to time, by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Item 31. Business and Other Connections of the Investment Adviser.

Davis Selected Advisers, L.P. (“DSA”) and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers – NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for many of DSA’s advisory clients.

Davis Distributors LLC: a wholly owned subsidiary of DSA, and is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

Lisa Cohen (04/25/89), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of the Davis Fundamental ETF Trust (consisting of four portfolios), Davis Funds (consisting of thirteen portfolios), Selected Funds (consisting of two portfolios) and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer of certain companies affiliated with the Adviser.

Christopher C. Davis (07/13/65), 620 Fifth Avenue, 3rd Floor, New York, NY 10020. A director and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President and Trustee of Clipper Funds Trust, Director, Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Director, Graham Holdings. Director, The Coca Cola Company.

Kenneth C. Eich (08/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Douglas Haines (03/04/71), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC.

Michaela McLoughry (03/21/81), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.

Jeffrey M. Pittman (03/03/72), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Assistant Secretary of the Davis Fundamental ETF Trust (consisting of four portfolios); Assistant Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Gary Tyc (5/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

Russell O. Wiese (5/18/66), 620 Fifth Avenue, 3rd Floor, New York, NY 10020. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.	AdvisorShares Trust
10.	AFA Multi-Manager Credit Fund
11.	AGF Investments Trust
12.	AIM ETF Products Trust
13.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.	AlphaCentric Prime Meridian Income Fund
15.	American Century ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Core Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	Bitwise Funds Trust
23.	Bluestone Community Development Fund
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos ETF Trust
34.	Calamos Global Dynamic Income Fund
35.	Calamos Global Total Return Fund
36.	Calamos Strategic Total Return Fund
37.	Carlyle Tactical Private Credit Fund
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund
39.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
40.	Clifford Capital International Value Fund, Series of World Funds Trust
41.	Clifford Capital Partners Fund, Series of World Funds Trust
42.	Cliffwater Corporate Lending Fund
43.	Cliffwater Enhanced Lending Fund
44.	Cohen & Steers Infrastructure Fund, Inc.
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
51.	Davis Fundamental ETF Trust
52.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions

53.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
54.	Defiance Israel Bond ETF, Series of ETF Series Solutions
55.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
56.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
57.	Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
58.	Defiance Quantum ETF, Series of ETF Series Solutions
59.	Direxion Funds
60.	Direxion Shares ETF Trust
61.	Dividend Performers ETF, Series of Listed Funds Trust
62.	Dodge & Cox Funds
63.	DoubleLine ETF Trust
64.	DoubleLine Income Solutions Fund
65.	DoubleLine Opportunistic Credit Fund
66.	DoubleLine Yield Opportunities Fund
67.	DriveWealth ETF Trust
68.	EIP Investment Trust
69.	Ellington Income Opportunities Fund
70.	ETF Managers Trust
71.	ETF Opportunities Trust
72.	Evanston Alternative Opportunities Fund
73.	Exchange Listed Funds Trust
74.	FlexShares Trust
75.	Forum Funds
76.	Forum Funds II
77.	Forum Real Estate Income Fund
78.	Goose Hollow Enhanced Equity ETF, Series of Collaborative Investment Series Trust
79.	Goose Hollow Multi-Strategy Income ETF, Series of Collaborative Investment Series Trust
80.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
81.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
82.	Guinness Atkinson Funds
83.	Harbor ETF Trust
84.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.	IDX Funds
90.	Innovator ETFs Trust
91.	Ironwood Institutional Multi-Strategy Fund LLC
92.	Ironwood Multi-Strategy Fund LLC
93.	John Hancock Exchange-Traded Fund Trust
94.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
95.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
96.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
97.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
98.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
99.	Manor Investment Funds
100.	Milliman Variable Insurance Trust
101.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
102.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
103.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
104.	Mohr Industry Nav ETF, Series of Collaborative Investment Series Trust
105.	Mohr Sector Nav ETF, Series of Collaborative Investment Series Trust
106.	Morgan Stanley ETF Trust
107.	Morningstar Funds Trust
108.	Mutual of America Investment Corporation

109.	NEOS ETF Trust
110.	Niagara Income Opportunities Fund
111.	North Square Investments Trust
112.	OTG Latin American Fund, Series of World Funds Trust
113.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
120.	Palmer Square Opportunistic Income Fund
121.	Partners Group Private Income Opportunities, LLC
122.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
123.	Perkins Discovery Fund, Series of World Funds Trust
124.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.	Plan Investment Fund, Inc.
126.	PMC Core Fixed Income Fund, Series of Trust for Professional Managers
127.	PMC Diversified Equity Fund, Series of Trust for Professional Managers
128.	Point Bridge America First ETF, Series of ETF Series Solutions
129.	Preferred-Plus ETF, Series of Listed Funds Trust
130.	Putnam ETF Trust
131.	Quaker Investment Trust
132.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
133.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
134.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
135.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
136.	Renaissance Capital Greenwich Funds
137.	Reynolds Funds, Inc.
138.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
139.	RiverNorth Patriot ETF, Series of Listed Funds Trust
140.	RMB Investors Trust
141.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
142.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
143.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust
144.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
145.	Roundhill Cannabis ETF, Series of Listed Funds Trust
146.	Roundhill ETF Trust
147.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
148.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
149.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
150.	Roundhill Video Games ETF, Series of Listed Funds Trust
151.	Rule One Fund, Series of World Funds Trust
152.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
153.	Six Circles Trust
154.	Sound Shore Fund, Inc.
155.	SP Funds Trust
156.	Sparrow Funds
157.	Spear Alpha ETF, Series of Listed Funds Trust
158.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
159.	STF Tactical Growth ETF, Series of Listed Funds Trust
160.	Strategic Trust
161.	Strategy Shares
162.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
163.	Syntax ETF Trust
164.	Tekla World Healthcare Fund

165.	Tema ETF Trust
166.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
167.	Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
168.	Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
169.	The 2023 ETF Series Trust
170.	The 2023 ETF Series Trust II
171.	The Community Development Fund
172.	The Finite Solar Finance Fund
173.	The Private Shares Fund
174.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
175.	Third Avenue Trust
176.	Third Avenue Variable Series Trust
177.	Tidal ETF Trust
178.	Tidal Trust II
179.	TIFF Investment Program
180.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
181.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
182.	Timothy Plan International ETF, Series of The Timothy Plan
183.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
184.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
185.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
186.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
187.	Total Fund Solution
188.	Touchstone ETF Trust
189.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
190.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
199.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
200.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
201.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
202.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
203.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
204.	U.S. Global Investors Funds
205.	Union Street Partners Value Fund, Series of World Funds Trust
206.	Variant Alternative Income Fund
207.	Variant Impact Fund
208.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
209.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
210.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
211.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
212.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
213.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
214.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
215.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
216.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
217.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
219.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
220.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II

221.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
222.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
223.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
225.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
226.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
227.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
229.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
230.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
231.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
232.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
233.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
234.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
235.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
236.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
237.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
238.	Volatility Shares Trust
239.	West Loop Realty Fund, Series of Investment Managers Series Trust
240.	Wilshire Mutual Funds, Inc.
241.	Wilshire Variable Insurance Trust
242.	WisdomTree Digital Trust
243.	WisdomTree Trust
244.	WST Investment Trust
245.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records.

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, and at the offices of the Registrant’s custodian and transfer agent, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA, 02114-2016.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Tucson and State of Arizona on the 28th day of February 2024.

DAVIS FUNDAMENTAL ETF TRUST

*By:	/s/ Lisa Cohen
Lisa Cohen
Vice President and Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2024.

SIGNATURE	TITLE

/s/ Kenneth C. Eich*	Principal Executive Officer
Kenneth C. Eich

/s/ Douglas Haines*	Principal Financial Officer and Principal Accounting Officer
Douglas Haines

*By:	/s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact

*	Lisa Cohen signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit 28 (q).

*By:	/s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact

DAVIS FUNDAMENTAL ETF TRUST

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.

Signature	Title

/s/ Kenneth Eich*	Trustee
Kenneth Eich

/s/ Thomas Tays*	Trustee
Thomas Tays

/s/ Ralph Egizi*	Trustee
Ralph Egizi

*	Lisa Cohen signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit 28 (q).

*By:	/s/ Lisa Cohen
Lisa Cohen
Attorney-in-Fact